                                                                                               Registration Statement No. 333-141008

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2                                                                                 TERM SHEET
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 The following material is "ABS informational and computational material" used in reliance on Rule 167 under the Securities Act of
            1933, as amended. The information in this term sheet is preliminary and is subject to completion or change.

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                                                             TERM SHEET
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                                                        ACE Securities Corp.

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                                                     $555,678,000 (Approximate)
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                                                       Home Equity Loan Trust

                                                          Series 2007-ASAP2
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                                                        ACE Securities Corp.
                                                             (Depositor)

                                   ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP2
                                                          (Issuing Entity)
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                                                        Deutsche Bank [LOGO]

                                                            May 17, 2007

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 1

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

The analysis in this report is based on information provided by ACE Securities Corp. (the "Depositor") and is ABS informational and computational material used in reliance on Securities Act Rule 167 (230.167). Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.
The Commission file number for the related registration statement is 333-141008. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting Deutsche Bank Securities, Inc.'s ("DBSI") trading desk at (212) 250-7730.
This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement (collectively, the "Prospectus"). The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. This term sheet is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Depositor. Numerous assumptions were used in preparing the
Computational Materials that may or may not be reflected herein. As such, no assurance can be given as to whether the Computational
Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These
Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational
Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials by a permitted variance of +/- 5% prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the certificates (and each employee, representative, or other agent of such person or entity)
may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in
United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING
AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 2

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

                                                    TERM SHEET DATED May 16, 2007
                                                        ACE Securities Corp.
                                              Home Equity Loan Trust, Series 2007-ASAP2
                                                     $555,678,000 (Approximate)
                  All dollar amounts and percentages contained herein are subject to a permitted variance of +/- 5%

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                                                        Structure Overview
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                                                   To 10% Optional Termination
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                                                           Principal
                                                            Payment      Pmt.    Interest      Legal               Expected
                      Approximate                    WAL     Window     Delay    Accrual       Final               Ratings
       Class           Size ($)           Type      (yrs)   (months)    (days)   Basis        Maturity              (S / M)
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Offered Certificates:
       A-1           $196,819,000        Float      2.27     1 - 86      0      ACT/360       June 2037           [AAA]/Aaa
      A-2A           $121,892,000        Float      1.00     1 - 22      0      ACT/360       June 2037           [AAA]/Aaa
      A-2B            $38,458,000        Float      2.00    22 - 27      0      ACT/360       June 2037           [AAA]/Aaa
      A-2C            $47,807,000        Float      3.00    27 - 58      0      ACT/360       June 2037           [AAA]/Aaa
      A-2D            $34,705,000        Float      6.48    58 - 86      0      ACT/360       June 2037           [AAA]/Aaa
       M-1            $23,141,000        Float      5.09    46 - 86      0      ACT/360       June 2037           [AA+]/Aa1
       M-2            $21,676,000        Float      4.96    43 - 86      0      ACT/360       June 2037            [AA]/Aa2
       M-3            $12,889,000        Float      4.90    42 - 86      0      ACT/360       June 2037           [AA-]/Aa3
       M-4            $11,131,000        Float      4.86    41 - 86      0      ACT/360       June 2037            [A+]/A1
       M-5            $10,545,000        Float      4.84    40 - 86      0      ACT/360       June 2037             [A]/A2
       M-6             $9,666,000        Float      4.82    39 - 86      0      ACT/360       June 2037            [A-]/A3
       M-7             $9,666,000        Float      4.80    39 - 86      0      ACT/360       June 2037          [BBB+]/Baa1
       M-8             $9,081,000        Float      4.79    38 - 86      0      ACT/360       June 2037           [BBB]/Baa2
       M-9             $8,202,000        Float      4.78    38 - 86      0      ACT/360       June 2037          [BBB-]/Baa3
                   ---------------
 Total Offered:      $555,678,000
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                                                          Pricing Speed

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Fixed-Rate Mortgage Loans            100% PPC (4% CPR growing to 23% CPR over 12 months 23% CPR thereafter)

Adjustable-Rate                      100% PPC with regard to ARM loans and hybrid ARM loans with initial rest periods less than
Mortgage Loans                       or equal to 2 years, 5% CPR in month 1, an additional 2% CPR for each month thereafter, building to 27% CPR in month 12 and remaining constant at 27% CPR until month 23, increasing to and remaining constant at 60% CPR from month 24 until month 27 and decreasing and remaining constant at 30% CPR from month 28 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per  annum in any period for any percentage of PPC;
                                     and 100% PPC with regard to ARM loans and hybrid ARM loans with initial rest periods greater than 2 years, 5% CPR in month 1, an additional 2% CPR for each month thereafter, building to
                                     27% CPR in month 12 and remaining constant at 27% CPR until month 35, increasing to and remaining constant at 60% CPR from month 36 until month 39 and decreasing and remaining constant at 30% CPR from month 40 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per  annum in any period for any percentage of PPC.
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The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 3

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
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                                                       Transaction Overview
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Certificates:                   The Class A-1 Certificates and the Class A-2A, Class A-2B, Class A-2C and Class A-2D
                                Certificates (collectively, the "Class A-2 Certificates"; and together with the Class A-1
                                Certificates, the "Senior Certificates" or "Class A Certificates"), and the Class M-1, Class M-2,
                                Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates
                                (collectively, the "Mezzanine Certificates"). The Class A-1 Certificates are backed by conforming principal balance, fixed-rate and adjustable-rate first and second lien mortgage loans (the "Group I
                                Mortgage Loans") and the Class A-2 Certificates are backed by fixed-rate and adjustable-rate, first and second lien mortgage loans with conforming and non-conforming principal balances (the "Group II
                                Mortgage Loans"). The Mezzanine Certificates are backed by the Group I Mortgage Loans and Group
                                II Mortgage Loans (collectively, the "Mortgage Loans"). The Senior Certificates along with the
                                Mezzanine Certificates are also referred to herein collectively as the "Offered Certificates." The trust will also issue the Class CE Certificates, the Class P Certificates and the Class R
                                Certificates which are referred to herein collectively as the "Non-offered Certificates". The pass-through rate on the Class A-1 Certificates will be the lesser of (i) One-Month LIBOR plus a margin and (ii) the applicable Net WAC Pass-Through Rate. The pass-through rates on the Class A-2
                                Certificates will be the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the applicable Net WAC Pass-Through Rate. The pass-through rates on the Mezzanine Certificates will be the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the applicable Net WAC
                                Pass-Through Rate.

Collateral:                     As of the Cut-off Date, the Mortgage Loans will consist of approximately 3,077 adjustable-rate and fixed-rate, first and second lien, closed-end mortgage loans. The aggregate outstanding principal balance of all of the Mortgage Loans is approximately $585,848,469 as of the Cut-off Date.
                                The Mortgage Loans will be separated into two groups. The Group I Mortgage Loans will represent approximately 1,821 conforming principal balance, fixed-rate and adjustable-rate Mortgage Loans totaling approximately $262,249,890 and the Group II Mortgage Loans will represent approximately
                                1,256 conforming and non-conforming principal balance, fixed and adjustable-rate Mortgage Loans totaling approximately $323,598,579.

Class A Certificates:           Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates

Mezzanine Certificates:         Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class
                                M-9 Certificates

Depositor:                      ACE Securities Corp. ("ACE")

Issuing Entity:                 ACE  Securities  Corp.  Home Equity  Loan Trust,  Series  2007-ASAP2.  The Issuing  Entity is also referred to herein as the trust.

Master Servicer and the         Wells Fargo Bank, National Association
Securities Administrator:

Servicer:                       Ocwen Loan Servicing, LLC

Trustee:                        HSBC Bank USA, National Association

Custodians:                     Wells Fargo Bank, National Association and Deutsche Bank National Trust Company

Credit Risk Manager:            Clayton Fixed Income Services Inc.

Underwriter:                    Deutsche Bank Securities Inc.
Swap Provider:                  TBD
Cap Provider:                   TBD
Cut-off Date:                   May 1, 2007
Expected Pricing:               Week of May 21, 2007

Expected Closing Date:          On or about May 30, 2007
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The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 4

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

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                                                   Transaction Overview (Cont.)
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Record Date:                     For so long as the Offered  Certificates are held in book-entry form, the Record Date will be the business day  immediately  preceding the related  Distribution  Date. With respect to any Offered
                                 Certificates  held in definitive form, the Record Date will be the last business day of the month immediately preceding the month in which the related Distribution Date occurs.

Distribution Date:               25th day of each month (or the next  business day if such day is not a business  day)  commencing in June 2007.

Determination Date:              The  Determination  Date with  respect to any  Distribution  Date is the 15th day of the calendar month in which such  Distribution  Date  occurs,  or if such 15th day is not a business  day, the business day immediately preceding such 15th day.

Servicer Remittance Date:        With respect to any  Distribution  Date, on the 22nd day of the month in which such  Distribution
                                 Date  occurs;  provided  that if the  22nd  day of a given  month  is a  Saturday,  the  Servicer
                                 Remittance  Date shall be the immediately  preceding  business day and if the 22nd day of a given month  is a Sunday  or  otherwise  not a  business  day  (except  for  Saturdays),  the  Servicer
                                 Remittance Date shall be the next business day.

Due Period:                      The Due Period with  respect to any  Distribution  Date  commences on the second day of the month immediately  preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Prepayment Period:               The  Prepayment  Period  with  respect  to any  Distribution  Date  shall be (a) with  respect to principal  prepayments in full, the period from the 16th day of the month  immediately  preceding the  Distribution  Date (or with  respect to the first  Prepayment  Period,  the period  from the
                                 Cut-off  Date) to the 15th day of the  month of the  Distribution  Date and (b) with  respect  to principal  prepayments in part, the calendar month  immediately  preceding the month in which the
                                 Distribution Date occurs.

Interest Accrual Period:         Interest  will  initially  accrue on the Offered  Certificates  from the Closing Date to
                                 (but excluding) the first Distribution Date, and thereafter,  from the prior Distribution Date to
                                 (but excluding) the current  Distribution Date on an actual/360  basis. The Offered  Certificates will initially settle flat (no accrued interest).

Interest Distribution Amount:    For the  certificates of any class on any  Distribution  Date is equal to interest accrued during the  related  Interest  Accrual  Period  on the  certificate  principal  balance  of  that  class immediately  prior to such  Distribution  Date at the then applicable  pass-through rate for such class,  and  reduced (to not less than zero),  in the case of each such class,  by the  allocable share,  if any, for such class of  prepayment  interest  shortfalls  to the extent not covered by
                                 Compensating  Interest paid by the Master Servicer or the Servicer and shortfalls  resulting from the application of the Servicemembers' Civil Relief Act or similar state or local laws.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 5

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

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                                                   Transaction Overview (Cont.)
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Senior Interest Distribution     For the Class A Certificates on any Distribution Date is an amount equal to the sum of the
Amount:                          Interest Distribution Amount for such Distribution Date for each such class and the Interest Carry
                                 Forward Amount, if any, for such Distribution Date for each such class.

Administration Fee Rate:         The Master Servicer, Servicer and Credit Risk Manager will be paid monthly fees on the outstanding principal balance of the Mortgage Loans. These fees initially aggregate to a weighted average cost of approximately 0.5185% for the Mortgage Loans.

Compensating Interest:           The Servicer will be required to cover Prepayment Interest Shortfalls on prepayments in full on the
                                 Mortgage Loans serviced by the Servicer up to the Servicing Fee payable to the Servicer. If the
                                 Servicer fails to make any required Compensating Interest payment, the Master Servicer will be required to do so up to the Master Servicing Fee.

Prepayment Interest Shortfalls:  Interest shortfalls attributable to voluntary principal prepayments on the Mortgage Loans.

Optional Termination:            On any Distribution Date on which the aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period is less than or equal to 10% of the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date, the Master Servicer may
                                 repurchase all of the Mortgage Loans and REO properties remaining in the trust, causing an early retirement of the certificates, but is not required to do so.

Monthly Servicer Advances:       The Servicer will collect monthly payments of principal and interest on the Mortgage Loans serviced by the Servicer and will be obligated to make advances of delinquent monthly principal and interest payments. The Servicer is required to advance delinquent payments of principal and interest on the
                                 Mortgage Loans serviced by the Servicer only to the extent such amounts are deemed recoverable. If the Servicer fails to make any such advance, a successor servicer (which may be the Master
                                 Servicer) will be required to do so subject to its determination of recoverability. The Servicer and the successor servicer are entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Credit Enhancement:              1) Excess Interest;
                                 2) Overcollateralization ("OC");
                                 3) Subordination; and
                                 4) The Swap Agreement

Allocation of Losses:            Any Realized Losses on the Mortgage Loans will be allocated on any Distribution Date, first, to Net
                                 Monthly Excess Cashflow and Net Swap Payments received from the Swap Provider, if any, second, to the Class CE Certificates, third, to the Class M-9 Certificates, fourth, to the Class M-8
                                 Certificates, fifth, to the Class M-7 Certificates, sixth, to the Class M-6 Certificates, seventh, to the Class M-5 Certificates, eighth, to the Class M-4 Certificates, ninth, to the Class M-3
                                 Certificates, tenth, to the Class M-2 Certificates and eleventh, to the Class M-1 Certificates.
                                 There will be no allocation of Realized Losses to the Class A Certificates. Investors in the Class
                                 A Certificates should note, however, that although Realized Losses cannot be allocated to such
                                 Certificates, under certain loss scenarios there may not be enough principal and interest on the
                                 Mortgage Loans to distribute to the holders of the Class A Certificates all principal and interest amounts to which they are then entitled.

                                 Once Realized Losses have been allocated to the Mezzanine Certificates, such amounts with respect to such Certificates will no longer accrue interest and such amounts will not be reinstated
                                 thereafter. However, the amount of any Realized Losses allocated to the Mezzanine Certificates may be distributed to such certificates on a subordinated basis on any Distribution Date from Net
                                 Monthly Excess Cashflow, to the extent available on such Distribution Date and any Net Swap
                                 Payments paid by the Swap Provider and available for this purpose.

------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 6

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

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                                                                        Transaction Overview (Cont.)

Required Overcollateralization      Overcollateralization refers to the amount by which the aggregate principal balance of the
Amount:                             Mortgage Loans exceeds the aggregate certificate principal balance of the Certificates. This excess (the "Overcollateralization Amount") is intended to protect the certificateholders against shortfalls in payments on the certificates. The Required Overcollateralization Amount for the certificates, which will be fully established at issuance, is anticipated to be approximately 5.15% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                                    Date. On or after the Stepdown Date and provided that a trigger event is not in effect, the
                                    Required Overcollateralization Amount may be permitted to decrease to approximately 10.30% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                    Period, subject to a floor amount of approximately 0.50% of the aggregate outstanding principal balance as of the Cut-off Date. If, due to losses, the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, excess spread, if any is available, will be paid to the certificates then entitled to receive distributions in respect of principal in order to reduce the certificate principal balance of such certificates to the extent necessary to reach the Required Overcollateralization Amount. In addition, Net Swap Payments paid by the Swap
                                    Provider may be used to restore or maintain the Required Overcollateralization Amount.

Overcollateralization               An Overcollateralization Increase Amount for any Distribution Date is the lesser of (i) the Net
Increase Amount:                    Monthly Excess Cashflow and Net Swap Payments received from the Swap Provider, if any, for that
                                    Distribution Date and (ii) the excess of the Required Overcollateralization Amount over the current Overcollateralization Amount.

Overcollateralization               An Overcollateralization Reduction Amount for any Distribution Date is the amount by which the
Reduction Amount:                   current Overcollateralization Amount exceeds the Required Overcollateralization Amount after taking into account all other distributions to be made on the Distribution Date limited to the distribution of principal on the Mortgage Loans.

Stepdown Date:                      Is the earlier of (i) the first Distribution Date after which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in June 2010 and (y) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans, but prior to any distribution of principal to the holders of the certificates) is equal to or greater than approximately 49.90%.

Credit Enhancement Percentage:      The Credit Enhancement Percentage for any class of certificates and any Distribution Date is the percentage obtained by dividing (x) the aggregate certificate principal balance of the class or classes subordinate thereto (which includes the Overcollateralization Amount) by (y)
                                    the aggregate principal balance of the Mortgage Loans, calculated after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment
                                    Period.

                Class                (S / M)                  Initial CE %*             Targeted CE % On/After Step Down Date*
                -----                -------                  -------------             --------------------------------------
                 A                 [AAA]/Aaa                  24.95%                                49.90%
                M-1                [AA+]/Aa1                  21.00%                                42.00%
                M-2                 [AA]/Aa2                  17.30%                                34.60%
                M-3                [AA-]/Aa3                  15.10%                                30.20%
                M-4                 [A+]/A1                   13.20%                                26.40%
                M-5                  [A]/A2                   11.40%                                22.80%
                M-6                 [A-]/A3                   9.75%                                 19.50%
                M-7               [BBB+]/Baa1                 8.10%                                 16.20%
                M-8                [BBB]/Baa2                 6.55%                                 13.10%
                M-9               [BBB-]/Baa3                 5.15%                                 10.30%
------------------------------------------------------------------------------------------------------------------------------------
* Approximate

------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 7

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Net Monthly Excess Cashflow:        For any Distribution Date is equal to the sum of (i) any Overcollateralization Reduction Amount
                                    and (ii) the excess of the Available Distribution Amount, net of any Net Swap Payment and the
                                    Swap Termination Payment, if any, required to be made by the Securities Administrator, on behalf of the supplemental interest trust (described below), to the Swap Provider under the Swap
                                    Agreement, over the sum of (w) with respect to the Class A Certificates, the Senior Interest
                                    Distribution Amount for such Distribution Date, (x) with respect to the Mezzanine Certificates, the Interest Distribution Amount for such Distribution Date and (y) the amount of principal remittance required to be distributed to the holders of the Certificates on such Distribution
                                    Date.

Net WAC Pass-Through Rate:          Class A-1 and Class A-2 Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the product of
                                    (i) 12 and (ii) a fraction, expressed as a percentage, the numerator of which is the difference of (a) the amount of interest which accrued on the Mortgage Loans in the related loan group in the prior calendar month minus the fees payable to the Servicer, Master Servicer and the Credit
                                    Risk Manager with respect to the related Mortgage Loans for such Distribution Date, over (b) the
                                    Group I Allocation Percentage or Group II Allocation Percentage, as applicable, of any Net Swap
                                    Payment or Swap Termination Payment made to the Swap Provider for such Distribution Date (which was not caused by a Swap Provider Trigger Event, as defined in the Swap Agreement), and the denominator of which is the aggregate principal balance of the Mortgage Loans in the related loan group as of the last day of the immediately preceding Due Period (or as of the Cut-off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period.

                                    Mezzanine Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the certificate principal balance of the related Class A Certificates), of (i) the Net WAC
                                    Pass-Through Rate for the Class A-1 Certificates and (ii) the Net WAC Pass-Through Rate for the
                                    Class A-2 Certificates.

                                    Group I Allocation Percentage: The aggregate principal balance of the Group I Mortgage Loans divided by the sum of the aggregate principal balance of the Group I Mortgage Loans and the
                                    Group II Mortgage Loans.

                                    Group II Allocation Percentage: The aggregate principal balance of the Group II Mortgage Loans divided by the sum of the aggregate principal balance of the Group I Mortgage Loans and the Group
                                    II Mortgage Loans.

Net WAC Rate Carryover              If on any Distribution Date the Pass-Through Rate for any class of certificates is limited by
Amount:                             the related Net WAC Pass-Through Rate, such class will be entitled to the "Net WAC Rate
                                    Carryover Amount" which will be equal to the sum of (i) the excess of, if any, (a) the amount of interest that would have accrued on such class based on one-month LIBOR plus the related margin over (b) the amount of interest accrued on such class based on the related Net WAC Pass-Through
                                    Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior
                                    Distribution Date together with accrued interest on such unpaid portion at a rate equal to one-month LIBOR plus the related margin for the most recently ended Interest Accrual Period. Any
                                    Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution
                                    Dates to the extent of funds available. The Net WAC Rate Carryover Amount will be distributed from certain amounts received by the Securities Administrator, on behalf of the Supplemental
                                    Interest Trust (described below), under the Swap Agreement, if any, and from the Net Monthly
                                    Excess Cashflow on a subordinated basis on the same Distribution Date or on any subsequent
                                    Distribution Date to the extent of available funds. The ratings on each class of certificates do not address the likelihood of the payment of any Net WAC Rate Carryover Amount from Net Monthly
                                    Excess Cashflow.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 8

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Group I Cap Agreement:              On the Closing Date, the Trustee will enter into a "Group I Cap Agreement", which will be effective for the period commencing on the Distribution Date occurring in June 2007 and ending immediately following the Distribution Date occurring in November 2007, to make payments in respect of any Net WAC Rate Carryover Amounts in respect of the Class A-1 Certificates and the
                                    Mezzanine Certificates as described herein. The Group I Cap Agreement requires a cap payment in an amount equal to the product of: (1) the excess, if any, of one-month LIBOR over a specified strike rate for the related Distribution Date; (2) the related cap notional amount, which is based on the lesser of (i) the expected amortization of the Group I Mortgage Loans and (ii)
                                    Group I Scheduled Cap Notional Amount for the related Distribution Date and (3) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360. The Group I Scheduled Cap Notional Amount for each Distribution
                                    Date during the term of the Group I Cap Agreement is set forth on page 15 of this term sheet.

Group II Cap Agreement:             On the Closing Date, the Trustee will enter into a "Group II Cap Agreement", which will be effective for the period commencing on the Distribution Date occurring in June 2007 and ending immediately following the Distribution Date occurring in November 2007, to make payments in respect of any Net WAC Rate Carryover Amounts in respect of the Class A-2A, Class A-2B, Class
                                    A-2C, Class A-2D Certificates and the Mezzanine Certificates as described herein. The Group II
                                    Cap Agreement requires a cap payment in an amount equal to the product of: (1) the excess, if any, of one-month LIBOR over a specified strike rate for the related Distribution Date; (2) the related cap notional amount, which is based on the lesser of (i) the expected amortization of the Group II Mortgage Loans and (ii) Group II Scheduled Cap Notional Amount for the related
                                    Distribution Date and (3) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360. The Group II
                                    Scheduled Cap Notional Amount for each Distribution Date during the term of the Group II Cap
                                    Agreement is set forth on page 15 of this term sheet.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Swap Agreement:                     On the Closing Date, the Trustee will enter into a Swap Agreement with the Swap Provider as described in the final prospectus supplement. The Swap Agreement will have an initial notional amount of $487,481,704. Under the Swap Agreement, commencing on the Distribution Date occurring in December 2007, the trust (through a supplemental interest trust) will be obligated to pay an amount equal to the product of (i) 5.09% per annum, (ii) the Swap Notional Amount (as defined below) and (iii) a fraction, the numerator of which is 30 and the denominator of which is 360, and the Swap Provider will be obligated to pay to the supplemental interest trust, for the benefit of the holders of the Offered Certificates, an amount equal to the product of (i)
                                    one-month LIBOR, (ii) the Swap Notional Amount and (iii) a fraction, the numerator of which is the actual number of days elapsed during the related Interest Accrual Period and the denominator of which is 360, until the Swap Agreement is terminated. The "Swap Notional Amount" for each
                                    Distribution Date will be equal to the lesser of (a) the aggregate certificate principal balance of the Offered Certificates on the day immediately preceding such Distribution Date, and (b) the scheduled swap notional amount set forth in the Swap Agreement for such Distribution Date. Only the net amount of the two obligations will be paid by the appropriate party (the "Net Swap
                                    Payment"). See the attached schedule.

                                    A separate trust created under the pooling and servicing agreement (the "Supplemental Interest
                                    Trust") will hold the Swap Agreement. The Swap Agreement and any payments made by the Swap
                                    Provider thereunder will be assets of the Supplemental Interest Trust but will not be assets of any REMIC.

                                    Upon early termination of the Swap Agreement, the Supplemental Interest Trust or the Swap
                                    Provider may be liable to make a termination payment (the "Swap Termination Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Securities Administrator, on behalf of the Supplemental Interest Trust, is required to make a
                                    Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, and, if such Swap Termination Payment is not due as a result of the occurrence of a Swap Provider Trigger Event (as defined in the Swap
                                    Agreement), such payment will be prior to distributions to Certificateholders.

Available Distribution Amount:      For any Distribution Date, net of the administrative fees, an amount equal to (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due on the related Due Date and received on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the Prepayment Period or proceeds from the repurchase of the Mortgage Loans due to the
                                    Optional Termination of the Trust); (iii) all P&I Advances with respect to the Mortgage Loans received for the Distribution Date; and (iv) all Compensating Interest paid by the Servicer or the Master Servicer in respect of Prepayment Interest Shortfalls for the related Prepayment
                                    Period.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 9

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Class A Principal                   Until the Stepdown Date, or if a Trigger Event occurs, the Class A Principal Distribution Amount
Distribution Amount:                will be distributed to the holders of the Class A-1 Certificates and the Class A-2 Certificates
                                    concurrently, on a pro rata basis based on the related Class A principal allocation percentage
                                    (for any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the principal remittance amount for the Group I Mortgage Loans (in the case of the Class A-1
                                    Certificates) or the principal remittance amount for the Group II Mortgage Loans (in the case of the Class A-2 Certificates) and the denominator of which is equal to the principal remittance amount for all of the Mortgage Loans).

                                    Until the Stepdown Date, or if a Trigger Event occurs, the Class A Certificates will receive the principal collected on the Mortgage Loans plus any excess interest and any Net Swap Payment received by the Securities Administrator from the Swap Provider required to restore or maintain the Required Overcollateralization Amount until the aggregate certificate principal balance of the Class A Certificates has been reduced to zero. On or after the Stepdown Date, if no Trigger
                                    Event occurs, principal paid on the Class A Certificates will be an amount such that the Class A
                                    Certificates will maintain approximately a 49.90% Credit Enhancement Percentage (2x the Class A
                                    Initial Credit Enhancement Percentage). The Class A Principal Distribution Amount will be distributed to the holders of the Class A-1 Certificates and the Class A-2 Certificates to the
                                    extent of their respective group-based principal distribution amount.

                                    Principal distributions to the Class A-2 Certificates will be allocated sequentially to the
                                    Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, in that order, until the certificate principal balance of each such class has been reduced to zero; provided, however, on any Distribution Date on which the aggregate certificate principal balance of the Mezzanine
                                    Certificates has been reduced to zero and the Overcollateralization Amount is zero, all principal distributions will be distributed to the Class A-2 Certificates concurrently, on a pro rata basis, based on the certificate principal balance of each such class, until the certificate principal balance of each such class has been reduced to zero.

Class M Principal                   Until the Stepdown Date, unless the aggregate certificate principal balance of the Class A
Distribution Amount:                Certificates is reduced to zero, the Mezzanine Certificates will not receive any principal payments. On or after the Stepdown Date (if no Trigger Event occurs), principal will be paid to the Mezzanine Certificates, first to the Class M-1 Certificates until it reaches approximately a
                                    42.00% Credit Enhancement Percentage (2x the Class M-1 Initial Credit Enhancement Percentage),
                                    second to the Class M-2 Certificates until it reaches approximately a 34.60% Credit Enhancement
                                    Percentage (2x the Class M-2 Initial Credit Enhancement Percentage), third to the Class M-3
                                    Certificates until it reaches approximately a 30.20% Credit Enhancement Percentage (2x the Class
                                    M-3 Initial Credit Enhancement Percentage), fourth to the Class M-4 Certificates until it reaches approximately a 26.40% Credit Enhancement Percentage (2x the Class M-4 Initial Credit
                                    Enhancement Percentage), fifth to the Class M-5 Certificates until it reaches approximately a
                                    22.80% Credit Enhancement Percentage (2x the Class M-5 Initial Credit Enhancement Percentage),
                                    sixth to the Class M-6 Certificates until it reaches approximately a 19.50% Credit Enhancement
                                    Percentage (2x the Class M-6 Initial Credit Enhancement Percentage), seventh to the Class M-7
                                    Certificates until it reaches approximately a 16.20% Credit Enhancement Percentage (2x the Class
                                    M-7 Initial Credit Enhancement Percentage), eighth to the Class M-8 Certificates until it reaches approximately a 13.10% Credit Enhancement Percentage (2x the Class M-8 Initial Credit
                                    Enhancement Percentage), ninth to the Class M-9 Certificates until it reaches approximately a
                                    10.30% Credit Enhancement Percentage (2x the Class M-9 Initial Credit Enhancement Percentage

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 11

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Class M Principal                   If a Trigger Event occurs, principal payments will be paid first to the Class A Certificates in
Distribution Amount                 the manner and order of priority described under "Class A Principal Distribution Amount", in
(continued):                        each case until the certificate principal balance of each such class has been reduced to zero and, then sequentially to the Mezzanine Certificates in their order of seniority, in each case until the certificate principal balance of each such class has been reduced to zero.

Coupon Step-up:                     On the Distribution Date following the first possible optional termination date, the margins on the Class A Certificates and the Mezzanine Certificates will increase to the following, provided that the Pass-Through Rates on the Certificates will still be subject to the applicable Net WAC
                                    Pass-Through Rate.

                                    Class           After Optional Termination
                                    A               2 x Margin
                                    M               The lesser of 1.5 x Margin and Margin plus 0.50%

Trigger Event:                      If either the Delinquency Test or Cumulative Loss Test is violated.

Delinquency Test:                   The determination on any Distribution Date that the percentage obtained by dividing (x) the principal amount of (1) Mortgage Loans delinquent 60 days or more, (2) Mortgage Loans in foreclosure, (3) REO Properties and (4) Mortgage Loans discharged due to bankruptcy by (y) the aggregate principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds [32.06]% of the Credit Enhancement Percentage of the Class A
                                    Certificates.

Cumulative Loss Test:               The determination on any Distribution Date that the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                    Distribution Date Occurring in                               Percentage
                                    ------------------------------                               ----------
                                        June 2009 to May 2010             [1.80]%, plus 1/12th of [2.20]% for each month thereafter
                                        June 2010 to May 2011             [4.00]%, plus 1/12th of [2.30]% for each month thereafter
                                        June 2011 to May 2012             [6.30]%, plus 1/12th of [1.45]% for each month thereafter
                                        June 2012 to May 2013             [7.75]%, plus 1/12th of [0.50]% for each month thereafter
                                       June 2013 and thereafter                                    [8.25]%
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 12

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Payment Priority:                   On each Distribution Date, the Available Distribution Amount will be distributed as follows:

                                    1.    Commencing on the Distribution Date occurring in December 2007, to the Supplemental
                                          Interest Trust to pay any Net Swap Payment or the Swap Termination Payment (not caused by a Swap Provider Trigger Event (as defined in the Swap Agreement)) owed to the Swap
                                          Provider.

                                    2.    To pay interest to the Class A Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date, and then to pay interest excluding any accrued unpaid interest from a prior Distribution Date to the Mezzanine Certificates, on a sequential basis.

                                    3.    To pay principal to the Class A Certificates in accordance with the principal payment provisions described above.

                                    4.    To pay principal to the Mezzanine Certificates in accordance with the principal payment provisions described above.

                                    5.    From Net Monthly Excess Cashflow, if any, to the certificates then entitled to receive distributions in respect of principal in order to reduce the certificate principal balance of the Certificates to the extent necessary to restore or maintain the Required
                                          Overcollateralization Amount.

                                    6.    From Net Monthly Excess Cashflow, if any, to pay the Interest Carry Forward Amounts on the
                                          Mezzanine Certificates, on a sequential basis.

                                    7.    From Net Monthly Excess Cashflow, if any, to pay the allocated Realized Losses on the
                                          Mezzanine Certificates, on a sequential basis.

                                    8.    From Net Monthly Excess Cashflow, if any, to pay the Net WAC Rate Carryover Amount on the
                                          Class A Certificates and the Mezzanine Certificates in the same order of priority as described in 2 above.

                                    9.    From excess interest, if any, commencing on the Distribution Date occurring in December
                                          2007, to pay the Swap Termination Payment (caused by a Swap Provider Trigger Event under the Swap Agreement) owed to the Swap Provider.

                                    10.   To pay any remaining amount to the Non-offered Certificates in accordance with the pooling and servicing agreement.

                                    Commencing on the Distribution Date occurring in December 2007, any Net Swap Payments on deposit in the Supplemental Interest Trust will be paid after the Available Distribution Amount as follows:

                                    1.    To pay any Net Swap Payment or the Swap Termination Payment (not caused by a Swap Provider
                                          Trigger Event (as defined in the Swap Agreement)) owed to the Swap Provider.

                                    2.    To pay any unpaid interest on the Class A Certificates, including any accrued unpaid interest from a prior Distribution Date, on a pro-rata basis and then to pay any unpaid interest including any accrued unpaid interest from prior Distribution Dates to the
                                          Mezzanine Certificates, sequentially.

                                    3.    To pay any principal to the Class A Certificates and the Mezzanine Certificates, in
                                          accordance with the principal payment provisions described above in an amount necessary to restore or maintain the Required Overcollateralization Amount.

                                    4.    To pay any allocated Realized Losses remaining unpaid on the Mezzanine Certificates, sequentially.

                                    5.    To pay the Net WAC Rate Carryover Amount on the Class A Certificates and the Mezzanine
                                          Certificates remaining unpaid in the same order of priority as described in 2 above.

                                    6.    To pay the Swap Termination Payment (caused by a Swap Provider Trigger Event under the
                                          Swap Agreement) owed to the Swap Provider.

                                    7.    To pay any remaining amount to the Class CE Certificates.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 13

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

ERISA:                              It is expected that the Offered Certificates may be purchased by, or with the assets of, employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as
                                    amended ("ERISA") or plans or arrangements subject to section 4975 of the Internal Revenue Code
                                    (each, a "Plan"). Prior to the termination of the Supplemental Interest Trust, Plans or persons using assets of a Plan may purchase the Offered Certificates if the purchase and holding meets the requirements of an investor-based class exemption issued by the Department of Labor.
                                    Investors should consult with their counsel with respect to the consequences under ERISA and the
                                    Internal Revenue Code of a Plan's acquisition and ownership of such certificates.

Legal Investment:                   The Offered Certificates will not constitute "mortgage related securities" for purposes of the
                                    Secondary Mortgage Market Enhancement Act of 1984.

Taxation - REMIC:                   One or more REMIC elections will be made for designated portions of the Trust (exclusive of certain shortfall payments or payments from the Supplemental Interest Trust or the obligation to make payments to the Supplemental Interest Trust pursuant to the Swap Agreement).

Form of Registration:               Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:              $25,000 and integral multiples of $1 in excess thereof.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 14

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

                                                        Group I Cap Schedule

------------------------------------------------------------------------------------------------------------------------------------
                   Distribution Date               Group I Scheduled Cap Notional Amount ($)              Strike Rate (%)
------------------------------------------------------------------------------------------------------------------------------------

1                            6/25/2007                            262,249,890                                    7.50
2                            7/25/2007                            260,004,292                                    7.50
3                            8/25/2007                            257,315,469                                    7.50
4                            9/25/2007                            254,187,562                                    7.50
5                           10/25/2007                            250,626,968                                    7.50
6                           11/25/2007                            246,642,373                                    7.50

                                                        Group II Cap Schedule

------------------------------------------------------------------------------------------------------------------------------------
           Distribution Date                       Group II Scheduled Cap Notional Amount ($)               Strike Rate (%)
------------------------------------------------------------------------------------------------------------------------------------
1                            6/25/2007                             323,598,579                                   7.50
2                            7/25/2007                             320,877,067                                   7.50
3                            8/25/2007                             317,616,893                                   7.50
4                            9/25/2007                             313,822,985                                   7.50
5                           10/25/2007                             309,502,974                                   7.50
6                           11/25/2007                             304,668,136                                   7.50

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 15

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Swap Schedule
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Scheduled Swap Notional
          Distribution Date          Scheduled Swap Notional Amount ($)              Distribution Date           Amount ($)
------------------------------------------------------------------------------------------------------------------------------------
1             6/25/2007                                                 -      31             12/25/2009           118,558,846
2             7/25/2007                                                 -      32              1/25/2010           112,287,982
3             8/25/2007                                                 -      33              2/25/2010           112,287,982
4             9/25/2007                                                 -      34              3/25/2010           112,287,982
5             10/25/2007                                                -      35              4/25/2010           109,180,080
6             11/25/2007                                                -      36              5/25/2010           102,627,947
7             12/25/2007                                       487,481,704     37              6/25/2010            96,727,111
8             1/25/2008                                        471,385,561     38              7/25/2010            91,901,579
9             2/25/2008                                        454,130,281     39              8/25/2010            87,996,185
10            3/25/2008                                        435,858,162     40              9/25/2010            84,313,806
11            4/25/2008                                        417,076,105     41             10/25/2010            80,791,096
12            5/25/2008                                        399,014,416     42             11/25/2010            77,418,873
13            6/25/2008                                        381,684,006     43             12/25/2010            74,190,542
14            7/25/2008                                        365,055,506     44              1/25/2011            71,099,820
15            8/25/2008                                        349,100,343     45              2/25/2011            68,140,710
16            9/25/2008                                        333,791,111     46              3/25/2011            65,307,483
17            10/25/2008                                       319,101,563     47              4/25/2011            62,594,661
18            11/25/2008                                       305,006,450     48              5/25/2011            59,997,016
19            12/25/2008                                       291,481,592     49              6/25/2011            57,509,544
20            1/25/2009                                        278,495,480     50              7/25/2011            55,127,469
21            2/25/2009                                        265,771,510     51              8/25/2011            52,846,221
22            3/25/2009                                        248,279,734     52              9/25/2011            50,661,438
23            4/25/2009                                        218,479,422     53             10/25/2011            48,568,947
24            5/25/2009                                        192,633,229     54             11/25/2011            46,564,740
25            6/25/2009                                        170,755,257     55             12/25/2011            44,645,030
26            7/25/2009                                        154,409,407     56              1/25/2012            42,806,173
27            8/25/2009                                        146,371,613     57              2/25/2012            41,044,682
28            9/25/2009                                        138,971,213     58              3/25/2012            39,357,244
29            10/25/2009                                       131,866,739     59              4/25/2012            37,739,762
30            11/25/2009                                       125,067,239     60              5/25/2012            36,186,937
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 16

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Sensitivity Table
                                                             To 10% Call
------------------------------------------------------------------------------------------------------------------------------------
                          Fixed}}                            0% PPC         55% PPC        100% PPC       125% PPC        160% PPC
                            Arm}}                            0% PPC         55% PPC        100% PPC       125% PPC        160% PPC
                                                                                       ------------
A-1            Avg Life (years)                               20.81            4.24            2.27           1.55            1.22
---
               First Payment Date                            Jun-07          Jun-07          Jun-07         Jun-07          Jun-07
               Last Payment Date                             Feb-37          Sep-20          Jul-14         Nov-12          Nov-09

A-2A           Avg Life (years)                               13.66            1.56            1.00           0.84            0.69
----
               First Payment Date                            Jun-07          Jun-07          Jun-07         Jun-07          Jun-07
               Last Payment Date                             Nov-27          May-10          Mar-09         Nov-08          Aug-08

A-2B           Avg Life (years)                               22.05            3.53            2.00           1.74            1.40
----
               First Payment Date                            Nov-27          May-10          Mar-09         Nov-08          Aug-08
               Last Payment Date                             Nov-30          Jul-11          Aug-09         Apr-09          Dec-08

A-2C           Avg Life (years)                               26.14            6.29            3.00           2.15            1.82
----
               First Payment Date                            Nov-30          Jul-11          Aug-09         Apr-09          Dec-08
               Last Payment Date                             Dec-35          Jul-16          Mar-12         Dec-09          May-09

A-2D           Avg Life (years)                               29.48           12.08            6.48           3.64            2.23
----
               First Payment Date                            Dec-35          Jul-16          Mar-12         Dec-09          May-09
               Last Payment Date                             Feb-37          Sep-20          Jul-14         Nov-12          Nov-09

M-1            Avg Life (years)                               28.03            8.76            5.09           5.45            3.96
---
               First Payment Date                            Jan-32          Jul-11          Mar-11         Jul-12          Nov-09
               Last Payment Date                             Feb-37          Sep-20          Jul-14         Nov-12          Jun-11

M-2            Avg Life (years)                               28.03            8.76            4.96           4.89            4.04
---
               First Payment Date                            Dec-31          Jul-11          Dec-10         Sep-11          Mar-11
               Last Payment Date                             Feb-37          Sep-20          Jul-14         Nov-12          Jun-11

M-3            Avg Life (years)                               28.02            8.76            4.90           4.53            3.73
---
               First Payment Date                            Dec-31          Jul-11          Nov-10         Jun-11          Nov-10
               Last Payment Date                             Feb-37          Sep-20          Jul-14         Nov-12          Jun-11
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 17

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Sensitivity Table
                                                       To 10% Call (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                           Fixed}}                          0% PPC         55% PPC        100% PPC        125% PPC        160% PPC
                             Arm}}                          0% PPC         55% PPC        100% PPC        125% PPC        160% PPC

M-4            Avg Life (years)                              28.02            8.76            4.86            4.37            3.53
---
               First Payment Date                           Nov-31          Jul-11          Oct-10          Mar-11          Aug-10
               Last Payment Date                            Feb-37          Sep-20          Jul-14          Nov-12          Jun-11

M-5            Avg Life (years)                              28.02            8.76            4.84            4.25            3.39
---
               First Payment Date                           Nov-31          Jul-11          Sep-10          Jan-11          Jun-10
               Last Payment Date                            Feb-37          Sep-20          Jul-14          Nov-12          Jun-11

M-6            Avg Life (years)                              28.02            8.76            4.82            4.17            3.30
---
               First Payment Date                           Nov-31          Jul-11          Aug-10          Dec-10          May-10
               Last Payment Date                            Feb-37          Sep-20          Jul-14          Nov-12          Jun-11

M-7            Avg Life (years)                              28.02            8.76            4.80            4.10            3.24
---
               First Payment Date                           Nov-31          Jul-11          Aug-10          Oct-10          Apr-10
               Last Payment Date                            Feb-37          Sep-20          Jul-14          Nov-12          Jun-11

M-8            Avg Life (years)                              28.02            8.76            4.79            4.04            3.19
---
               First Payment Date                           Nov-31          Jul-11          Jul-10          Sep-10          Mar-10
               Last Payment Date                            Feb-37          Sep-20          Jul-14          Nov-12          Jun-11

M-9            Avg Life (years)                              28.02            8.76            4.78            4.00            3.15
---
               First Payment Date                           Nov-31          Jul-11          Jul-10          Aug-10          Feb-10
               Last Payment Date                            Feb-37          Sep-20          Jul-14          Nov-12          Jun-11
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 18

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------
                                                          Sensitivity Table
                                                             To Maturity

-----------------------------------------------------------------------------------------------------------------------------------
                        Fixed}}                           0% PPC         55% PPC         100% PPC        125% PPC         160% PPC
                          Arm}}                           0% PPC         55% PPC         100% PPC        125% PPC         160% PPC
                                                                                     ------------
A-1             Avg Life (years)                           20.81            4.53             2.45            1.66             1.22
---
                First Payment Date                        Jun-07          Jun-07           Jun-07          Jun-07           Jun-07
                Last Payment Date                         Mar-37          Nov-33           Apr-23          Jan-20           Nov-09

A-2A            Avg Life (years)                           13.66            1.56             1.00            0.84             0.69
----
                First Payment Date                        Jun-07          Jun-07           Jun-07          Jun-07           Jun-07
                Last Payment Date                         Nov-27          May-10           Mar-09          Nov-08           Aug-08

A-2B            Avg Life (years)                           22.05            3.53             2.00            1.74             1.40
----
                First Payment Date                        Nov-27          May-10           Mar-09          Nov-08           Aug-08
                Last Payment Date                         Nov-30          Jul-11           Aug-09          Apr-09           Dec-08

A-2C            Avg Life (years)                           26.14            6.29             3.00            2.15             1.82
----
                First Payment Date                        Nov-30          Jul-11           Aug-09          Apr-09           Dec-08
                Last Payment Date                         Dec-35          Jul-16           Mar-12          Dec-09           May-09

A-2D            Avg Life (years)                           29.50           14.12             7.87            4.67             2.23
----
                First Payment Date                        Dec-35          Jul-16           Mar-12          Dec-09           May-09
                Last Payment Date                         Mar-37          Jul-33           Aug-23          May-20           Nov-09

M-1             Avg Life (years)                           28.04            9.59             5.64            6.32             6.20
---
                First Payment Date                        Jan-32          Jul-11           Mar-11          Jul-12           Nov-09
                Last Payment Date                         Mar-37          Apr-31           Oct-21          Aug-18           Dec-16

M-2             Avg Life (years)                           28.04            9.57             5.50            5.31             4.55
---
                First Payment Date                        Dec-31          Jul-11           Dec-10          Sep-11           Mar-11
                Last Payment Date                         Mar-37          Jul-30           Feb-21          Jan-18           May-15

M-3             Avg Life (years)                           28.04            9.55             5.42            4.94             4.04
---
                First Payment Date                        Dec-31          Jul-11           Nov-10          Jun-11           Nov-10
                Last Payment Date                         Mar-37          Sep-29           Jul-20          Aug-17           Dec-14
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 19

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------
                                                          Sensitivity Table
                                                       To Maturity (Continued)

-----------------------------------------------------------------------------------------------------------------------------------
                            Fixed}}                         0% PPC         55% PPC        100% PPC        125% PPC        160% PPC
                              Arm}}                         0% PPC         55% PPC        100% PPC        125% PPC        160% PPC

M-4             Avg Life (years)                             28.04            9.53            5.37            4.76            3.82
---
                First Payment Date                          Nov-31          Jul-11          Oct-10          Mar-11          Aug-10
                Last Payment Date                           Mar-37          Feb-29          Feb-20          Mar-17          Sep-14

M-5             Avg Life (years)                             28.03            9.51            5.33            4.64            3.67
---
                First Payment Date                          Nov-31          Jul-11          Sep-10          Jan-11          Jun-10
                Last Payment Date                           Mar-37          Jul-28          Sep-19          Nov-16          Jun-14

M-6             Avg Life (years)                             28.03            9.48            5.29            4.53            3.57
---
                First Payment Date                          Nov-31          Jul-11          Aug-10          Dec-10          May-10
                Last Payment Date                           Mar-37          Nov-27          Mar-19          Jul-16          Mar-14

M-7             Avg Life (years)                             28.03            9.44            5.25            4.44            3.49
---
                First Payment Date                          Nov-31          Jul-11          Aug-10          Oct-10          Apr-10
                Last Payment Date                           Mar-37          Feb-27          Sep-18          Mar-16          Nov-13

M-8             Avg Life (years)                             28.03            9.38            5.19            4.35            3.42
---
                First Payment Date                          Nov-31          Jul-11          Jul-10          Sep-10          Mar-10
                Last Payment Date                           Mar-37          Mar-26          Feb-18          Sep-15          Jul-13

M-9             Avg Life (years)                             28.03            9.29            5.13            4.27            3.35
---
                First Payment Date                          Nov-31          Jul-11          Jul-10          Aug-10          Feb-10
                Last Payment Date                           Mar-37          Mar-25          Jul-17          Mar-15          Mar-13
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 20

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

Class A-1 Effective Net WAC Schedule*             Class A-1 Effective Net WAC Schedule*
------------------------------------------      ------------------------------------------
                          Effective Net                                  Effective Net
  Period       Date          WAC (%)             Period       Date          WAC (%)
------------------------------------------      ------------------------------------------
    1       6/25/2007        21.616                46      3/25/2011         17.836
    2       7/25/2007        20.399                47      4/25/2011         16.783
    3       8/25/2007        20.144                48      5/25/2011         17.010
    4       9/25/2007        20.143                49      6/25/2011         16.604
    5       10/25/2007       20.397                50      7/25/2011         16.828
    6       11/25/2007       20.142                51      8/25/2011         16.429
    7       12/25/2007       21.316                52      9/25/2011         16.402
    8       1/25/2008        21.023                53      10/25/2011        16.671
    9       2/25/2008        20.816                54      11/25/2011        16.270
    10      3/25/2008        20.823                55      12/25/2011        16.507
    11      4/25/2008        20.347                56      1/25/2012         16.104
    12      5/25/2008        20.226                57      2/25/2012         16.027
    13      6/25/2008        19.871                58      3/25/2012         16.638
    14      7/25/2008        19.761                59      4/25/2012         15.917
    15      8/25/2008        19.407                60      5/25/2012         16.164
    16      9/25/2008        19.179                61      6/25/2012         11.254
    17      10/25/2008       19.084                62      7/25/2012         11.620
    18      11/25/2008       18.733                63      8/25/2012         11.237
    19      12/25/2008       18.662                64      9/25/2012         11.235
    20      1/25/2009        18.309                65      10/25/2012        11.609
    21      2/25/2009        18.138                66      11/25/2012        11.225
    22      3/25/2009        18.786                67      12/25/2012        11.590
    23      4/25/2009        18.558                68      1/25/2013         11.207
    24      5/25/2009        18.091                69      2/25/2013         11.199
    25      6/25/2009        17.253                70      3/25/2013         12.396
    26      7/25/2009        17.008                71      4/25/2013         11.196
    27      8/25/2009        16.602                72      5/25/2013         11.559
    28      9/25/2009        16.571                73      6/25/2013         11.177
    29      10/25/2009       16.955                74      7/25/2013         11.540
    30      11/25/2009       16.531                75      8/25/2013         11.160
    31      12/25/2009       16.600                76      9/25/2013         11.158
    32      1/25/2010        16.164                77      10/25/2013        11.529
    33      2/25/2010        16.372                78      11/25/2013        11.147
    34      3/25/2010        17.789                79      12/25/2013        11.509
    35      4/25/2010        17.447                80      1/25/2014         11.128
    36      5/25/2010        17.556                81      2/25/2014         11.118
    37      6/25/2010        17.105                82      3/25/2014         12.299
    38      7/25/2010        17.245                83      4/25/2014         11.099
    39      8/25/2010        16.875                84      5/25/2014         11.459
    40      9/25/2010        16.988                85      6/25/2014         11.079
    41      10/25/2010       17.551                86      7/25/2014         11.439            *PPC: 100% (ARM); PPC: 100% (Fixed)
    42      11/25/2010       17.157   ----------------------------------------------           *1 Month LIBOR: 20%
    43      12/25/2010       17.364                                                            *6 Month Libor: 20%
    44      1/25/2011        16.958                                                            *Includes Net Swap Payments
    45      2/25/2011        16.867                                                            received from the Swap Provider
--------------------------------------                                                         *Includes Cap proceeds

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 21

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

Class A-2 Effective Net WAC Schedule*      Class A-2 Effective Net WAC Schedule*
--------------------------------------     ---------------------------------------

                       Effective Net                              Effective Net
 Period      Date         WAC (%)           Period      Date         WAC (%)
--------------------------------------     ---------------------------------------
    1      6/25/2007      20.891              46     3/25/2011        16.394
    2      7/25/2007      19.771              47     4/25/2011        15.503
    3      8/25/2007      19.536              48     5/25/2011        15.684
    4      9/25/2007      19.534              49     6/25/2011        15.319
    5     10/25/2007      19.768              50     7/25/2011        15.500
    6     11/25/2007      19.532              51     8/25/2011        15.138
    7     12/25/2007      20.685              52     9/25/2011        15.079
    8      1/25/2008      20.411              53     10/25/2011       15.327
    9      2/25/2008      20.203              54     11/25/2011       14.967
   10      3/25/2008      20.168              55     12/25/2011       15.159
   11      4/25/2008      19.733              56     1/25/2012        14.796
   12      5/25/2008      19.595              57     2/25/2012        14.715
   13      6/25/2008      19.259              58     3/25/2012        15.246
   14      7/25/2008      19.131              59     4/25/2012        14.600
   15      8/25/2008      18.796              60     5/25/2012        14.801
   16      9/25/2008      18.567              61     6/25/2012        9.932
   17     10/25/2008      18.452              62     7/25/2012        10.252
   18     11/25/2008      18.118              63     8/25/2012        9.911
   19     12/25/2008      18.019              64     9/25/2012        9.911
   20      1/25/2009      17.695              65     10/25/2012       10.234
   21      2/25/2009      17.564              66     11/25/2012       9.893
   22      3/25/2009      17.873              67     12/25/2012       10.211
   23      4/25/2009      17.638              68     1/25/2013        9.871
   24      5/25/2009      17.190              69     2/25/2013        9.860
   25      6/25/2009      16.372              70     3/25/2013        10.917
   26      7/25/2009      16.094              71     4/25/2013        9.853
   27      8/25/2009      15.725              72     5/25/2013        10.170
   28      9/25/2009      15.614              73     6/25/2013        9.831
   29     10/25/2009      15.930              74     7/25/2013        10.148
   30     11/25/2009      15.554              75     8/25/2013        9.810
   31     12/25/2009      15.586              76     9/25/2013        9.809
   32      1/25/2010      15.193              77     10/25/2013       10.129
   33      2/25/2010      15.393              78     11/25/2013       9.791
   34      3/25/2010      16.498              79     12/25/2013       10.107
   35      4/25/2010      16.307              80     1/25/2014        9.770
   36      5/25/2010      16.382              81     2/25/2014        9.759
   37      6/25/2010      15.961              82     3/25/2014        10.793
   38      7/25/2010      16.063              83     4/25/2014        9.737
   39      8/25/2010      15.736              84     5/25/2014        10.051
   40      9/25/2010      15.737              85     6/25/2014        9.716
   41     10/25/2010      16.238              86     7/25/2014        10.028            *PPC: 100% (ARM); PPC: 100% (Fixed)
   42     11/25/2010      15.900           ----------------------------------------     *1 Month LIBOR: 20%
   43     12/25/2010      16.061                                                        *6 Month Libor: 20%
   44      1/25/2011      15.698                                                        *Includes Net Swap Payments received from
   45      2/25/2011      15.600                                                        the Swap Provider
--------------------------------------                                                  *Includes Cap proceeds

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 22

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

  Class M Effective Net WAC Schedule*             Class M Effective Net WAC Schedule*
-----------------------------------------      --------------------------------------------
                         Effective Net                                    Effective Net
 Period       Date          WAC (%)             Period        Date           WAC (%)
-----------------------------------------      --------------------------------------------
    1       6/25/2007        21.216               46       3/25/2011          17.043
    2       7/25/2007        20.053               47       4/25/2011          16.079
    3       8/25/2007        19.808               48       5/25/2011          16.281
    4       9/25/2007        19.807               49       6/25/2011          15.898
    5      10/25/2007        20.049               50       7/25/2011          16.099
    6      11/25/2007        19.805               51       8/25/2011          15.711
    7      12/25/2007        20.968               52       9/25/2011          15.658
    8       1/25/2008        20.685               53       10/25/2011         15.913
    9       2/25/2008        20.478               54       11/25/2011         15.535
   10       3/25/2008        20.461               55       12/25/2011         15.746
   11       4/25/2008        20.008               56       1/25/2012          15.366
   12       5/25/2008        19.877               57       2/25/2012          15.286
   13       6/25/2008        19.533               58       3/25/2012          15.852
   14       7/25/2008        19.413               59       4/25/2012          15.173
   15       8/25/2008        19.069               60       5/25/2012          15.394
   16       9/25/2008        18.841               61       6/25/2012          10.507
   17      10/25/2008        18.735               62       7/25/2012          10.846
   18      11/25/2008        18.394               63       8/25/2012          10.487
   19      12/25/2008        18.307               64       9/25/2012          10.486
   20       1/25/2009        17.970               65       10/25/2012         10.831
   21       2/25/2009        17.821               66       11/25/2012         10.471
   22       3/25/2009        18.282               67       12/25/2012         10.809
   23       4/25/2009        18.050               68       1/25/2013          10.450
   24       5/25/2009        17.593               69       2/25/2013          10.441
   25       6/25/2009        16.766               70       3/25/2013          11.558
   26       7/25/2009        16.503               71       4/25/2013          10.435
   27       8/25/2009        16.117               72       5/25/2013          10.772
   28       9/25/2009        16.042               73       6/25/2013          10.414
   29      10/25/2009        16.389               74       7/25/2013          10.750
   30      11/25/2009        15.992               75       8/25/2013          10.394
   31      12/25/2009        16.040               76       9/25/2013          10.393
   32       1/25/2010        15.627               77       10/25/2013         10.734
   33       2/25/2010        15.832               78       11/25/2013         10.377
   34       3/25/2010        17.076               79       12/25/2013         10.712
   35       4/25/2010        16.817               80       1/25/2014          10.356
   36       5/25/2010        16.908               81       2/25/2014          10.346
   37       6/25/2010        16.473               82       3/25/2014          11.443
   38       7/25/2010        16.592               83       4/25/2014          10.325
   39       8/25/2010        16.246               84       5/25/2014          10.658
   40       9/25/2010        16.298               85       6/25/2014          10.304            *PPC: 100% (ARM); PPC: 100%
   41      10/25/2010        16.827               86       7/25/2014          10.636            (Fixed)
   42      11/25/2010        16.464            -------------------------------------------      *1 Month LIBOR: 20%
   43      12/25/2010        16.646                                                             *6 Month Libor: 20%
   44       1/25/2011        16.264                                                             *Includes Net Swap Payments
   45       2/25/2011        16.170                                                             received from the Swap Provider
-----------------------------------------                                                       *Includes Cap proceeds

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 23

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

                                                           Excess Spread*
                                 (Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)

------------------------------------------------------------------------------------------------------------------------------------
                  Excess                                Excess                    Excess                                 Excess
                Spread in                              Spread in                 Spread in                              Spread in
                   bp         1 Month      6 Month        bp                        bp         1 Month      6 Month        bp
                 (Static      Forward      Forward     (Forward                   (Static      Forward      Forward     (Forward
    Period        LIBOR)      LIBOR (%)    LIBOR (%)    LIBOR)       Period        LIBOR)      LIBOR (%)    LIBOR (%)     LIBOR)
------------------------------------------------------------------------------------------------------------------------------------
      1            292        5.3200       5.3669         292          45           388        4.9249       5.0111         387
      2            222        5.3374       5.3445         220          46           420        4.9227       5.0293         418
      3            205        5.3509       5.3177         202          47           387        4.9228       5.0497         390
      4            205        5.2900       5.2765         208          48           397        4.9243       5.0683         400
      5            222        5.2673       5.2364         227          49           386        5.0287       5.0875         383
      6            205        5.2728       5.1913         209          50           396        5.0308       5.0897         393
      7            243        5.1900       5.1372         243          51           384        5.0327       5.0910         382
      8            241        5.1729       5.1006         242          52           384        5.0352       5.0925         383
      9            241        5.1149       5.0577         242          53           394        5.0359       5.0933         395
     10            244        5.0441       5.0161         246          54           382        5.0377       5.0949         383
     11            241        5.0022       4.9869         243          55           393        5.0396       5.0958         393
     12            242        4.9775       4.9560         245          56           381        5.0406       5.1102         382
     13            240        4.9572       4.9220         243          57           380        5.0418       5.1221         382
     14            243        4.9245       4.8894         247          58           406        5.0429       5.1358         407
     15            240        4.8902       4.8548         245          59           383        5.0440       5.1506         387
     16            239        4.8547       4.8200         246          60           394        5.0445       5.1632         398
     17            243        4.8218       4.7876         251          61           369        5.1160       5.1780         376
     18            239        4.7888       4.7547         248          62           386        5.1177       5.1791         392
     19            243        4.7554       4.7213         254          63           368        5.1202       5.1814         375
     20            240        4.7223       4.7376         251          64           368        5.1224       5.1841         375
     21            246        4.6869       4.7596         257          65           385        5.1241       5.1843         393
     22            292        4.6581       4.7822         299          66           367        5.1272       5.1859         375
     23            366        4.6283       4.8100         365          67           384        5.1279       5.1882         391
     24            374        4.5963       4.8419         376          68           366        5.1298       5.1960         374
     25            362        4.8526       4.8769         358          69           366        5.1322       5.2041         373
     26            367        4.8424       4.8665         365          70           418        5.1318       5.2133         424
     27            358        4.8325       4.8569         358          71           365        5.1341       5.2222         374
     28            359        4.8222       4.8461         359          72           382        5.1349       5.2301         390
     29            374        4.8121       4.8353         370          73           364        5.1774       5.2392         369
     30            365        4.8013       4.8248         363          74           381        5.1788       5.2399         385
     31            374        4.7917       4.8150         373          75           363        5.1816       5.2417         367
     32            365        4.7823       4.8398         365          76           362        5.1825       5.2430         367
     33            367        4.7712       4.8666         367          77           379        5.1834       5.2429         384
     34            411        4.7614       4.8926         407          78           361        5.1854       5.2443         367
     35            401        4.7531       4.9211         400          79           378        5.1858       5.2452         383
     36            411        4.7550       4.9529         411          80           360        5.1872       5.2645         365
     37            402        4.9321       4.9822         395          81           359        5.1886       5.2844         365
     38            395        4.9318       4.9810         389          82           411        5.1879       5.3062         416
     39            384        4.9307       4.9804         379          83           358        5.1896       5.3266         367
     40            387        4.9300       4.9795         384          84           375        5.1906       5.3471         384
     41            400        4.9291       4.9774         397          85           357        5.3046       5.3696         356
     42            390        4.9282       4.9766         388          86           374        5.3061       5.3708         373
     43            400        4.9268       4.9751         397
     44            389        4.9264       4.9931         387

------------------------------------------------------------------------------------------------------------------------------------

*Includes Net Swap Payments received from and paid to the Swap Provider

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 24

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

                                         Breakeven CDR Table for the Mezzanine Certificates
The assumptions for the breakeven CDR table below are as follows:
- The Pricing Prepayment Assumption is applied
- 10% cleanup call is not exercised
- Forward Curves
- 40% Severity
- Interest & Principal advancing
- 6 month recovery lag
- Triggers Failing
- Defaults are in addition to prepayments

The table below displays the Constant Default Rate ("CDR") and the related cumulative collateral loss before the referenced Class incurs a writedown.

-----------------------------------------------------------------------------------------------------------------------------------
           Class                             CDR Break-Even (%)                                Cumulative Loss (%)
-----------------------------------------------------------------------------------------------------------------------------------
            M-1                                      34.82                                              24.26
            M-2                                      27.38                                              21.16
            M-3                                      23.59                                              19.30
            M-4                                      20.59                                              17.68
            M-5                                      17.97                                              16.12
            M-6                                      15.68                                              14.65
            M-7                                      13.52                                              13.14
            M-8                                      11.70                                              11.77
            M-9                                      10.52                                              10.84
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 25

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY - AGGREGATE POOL*
----------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                    3,077      Index Type:
Aggregate Principal Balance                          $585,848,469          1 Year LIBOR:                                    0.08%
Conforming Principal Balance Loans                   $405,823,136          6 Month LIBOR:                                  68.74%
Average Principal Balance:                               $190,396          Fixed Rate:                                     31.19%
   Range:                                     $9,990 - $1,294,553      W.A. Initial Periodic Cap**:                        2.997%
W.A. Coupon:                                               8.072%      W.A. Subsequent Periodic Cap**:                     1.004%
   Range:                                        5.125% - 18.000%      W.A. Lifetime Rate Cap**:                           6.022%
W.A. Gross Margin**:                                       5.752%      Property Type:
   Range:                                         1.000% - 9.300%           Single Family:                                 67.97%
W.A. Remaining Term (months):                                 346           PUD:                                           22.81%
     Range (months):                                    115 - 360           Condo:                                          5.80%
W.A. Seasoning (months):                                        2           2-4 Family:                                     3.41%
Latest Maturity Date:                                 May 1, 2037           Modular:                                        0.02%
State Concentration (Top 5):                                           Occupancy Status:
   California:                                             38.88%           Primary:                                       96.59%
   Florida:                                                11.82%           Investment:                                     2.96%
   Arizona:                                                 5.24%           Second Home:                                    0.45%
   Michigan:                                                4.87%      Documentation Status:
   Ohio:                                                    3.53%          Full:                                           72.50%
W.A. Original Combined LTV:                                82.19%          Stated:                                         20.91%
   Range:                                        18.49% - 100.00%          Limited:                                         4.48%
First Liens:                                               93.60%          None:                                            2.11%
Second Liens:                                               6.40%      Non-Zero W.A. Prepayment Penalty-Term (months):         29
Non-Balloon Loans:                                         73.66%      Loans with Prepay Penalties:                        83.27%
Non-Zero W.A. FICO Score:                                     659      Interest Only Loans:                                30.85%
                                                                       Non-Zero W.A. Interest Only Term (months):              60
----------------------------------------------------------------------------------------------------------------------------------

         *  Subject to a permitted variance of +/- 5%
         ** ARM loans only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 26

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Collateral Type
-----------------------------------------------------------------------------------------------------------------------------------

                                       Number of           Aggregate         % of Aggregate      W.A.       W.A.         W.A.
                                    Initial Mortgage       Remaining            Remaining       Coupon    Non-Zero     Original
Collateral Type                          Loans         Principal Balance($) Principal Balance    (%)        FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                   12             2,992,516               0.51     5.990     710              65.40
Fixed - 20 Year                                    6               312,503               0.05    12.826     636             100.00
Fixed - 30 Year                                  439           122,022,572              20.83     6.549     714              70.72
Balloon - 10/30                                    6               300,643               0.05    11.068     656             100.00
Balloon - 15/30                                  569            26,890,392               4.59    11.813     615              99.32
Balloon - 20/30                                  131             8,842,700               1.51    11.609     622              99.90
Balloon - 30/40                                   77            21,344,956               3.64     7.210     675              80.13
ARM - 6 Month IO                                   1               189,000               0.03     6.875     634              94.50
ARM - 1 Year/6 Month                              13             2,348,639               0.40     8.666     622              83.13
ARM - 1 Year/6 Month IO                            4               667,690               0.11     8.180     600              93.51
ARM - 1 Year/6 Month 30/40 Balloon                 2               500,379               0.09     9.725     632              94.18
ARM - 2 Year/6 Month                             644           101,104,131              17.26     8.776     635              85.79
ARM - 2 Year/6 Month IO                          458           137,774,183              23.52     8.018     656              82.65
ARM - 2 Year/6 Month 30/40 Balloon               221            45,199,910               7.72     8.522     630              85.40
ARM - 2 Year/6 Month 30/50 Balloon               123            33,684,793               5.75     8.042     640              84.17
ARM - 3 Year/6 Month                             125            19,850,097               3.39     8.579     635              85.42
ARM - 3 Year/6 Month IO                          140            35,491,072               6.06     7.722     653              83.79
ARM - 3 Year/6 Month 30/40 Balloon                32             6,452,360               1.10     8.258     644              87.04
ARM - 3 Year/6 Month 30/50 Balloon                27             6,884,915               1.18     7.682     636              89.84
ARM - 5 Year/6 Month                               9             2,168,119               0.37     7.236     680              86.63
ARM - 5 Year/6 Month IO                           22             6,192,187               1.06     7.996     671              80.80
ARM - 5 Year/6 Month 30/40 Balloon                 9             2,014,592               0.34     7.929     635              81.74
ARM - 5 Year/6 Month 30/50 Balloon                 6             2,180,190               0.37     7.098     679              84.04
ARM - 5 Year/1 Year IO                             1               439,930               0.08     7.125     699              80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         3,077           585,848,469             100.00     8.072     659              82.19
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                             IO Terms
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                       W.A.        W.A.
IO Terms (mos.)              Number of          Aggregate Remaining         Remaining           W.A.        Non-Zero    Original
                       Initial Mortgage Loans  Principal Balance ($)    Principal Balance    Coupon (%)       FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                       2,451             405,094,407                69.15          8.123     660            81.89
60                                        625             180,599,730                30.83          7.957     656            82.86
120                                         1                 154,332                 0.03          7.250     687            80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  3,077             585,848,469               100.00          8.072     659            82.19
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 27

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Principal Balance at Origination
------------------------------------------------------------------------------------------------------------------------------------

                                 Number of           Aggregate          % of Aggregate                        W.A.        W.A.
Principal Balance at          Initial Mortgage       Remaining             Remaining           W.A.         Non-Zero    Original
Origination ($)                    Loans       Principal Balance ($)   Principal Balance    Coupon (%)        FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                          504             17,179,613                2.93           12.061     609            98.13
50,000.01 - 100,000.00                    603             44,095,007                7.53           10.097     625            89.39
100,000.01 - 150,000.00                   489             60,883,633               10.39            8.872     632            85.57
150,000.01 - 200,000.00                   445             77,465,154               13.22            8.243     636            84.10
200,000.01 - 250,000.00                   305             68,207,597               11.64            8.035     646            84.58
250,000.01 - 300,000.00                   197             53,827,549                9.19            8.080     650            82.77
300,000.01 - 350,000.00                   120             38,482,482                6.57            7.883     664            83.38
350,000.01 - 400,000.00                    94             35,301,590                6.03            8.113     656            82.60
400,000.01 - 450,000.00                    67             28,587,828                4.88            7.427     668            79.04
450,000.01 - 500,000.00                    66             31,602,716                5.39            7.380     675            81.02
500,000.01 - 550,000.00                    48             25,213,717                4.30            7.195     690            78.88
550,000.01 - 600,000.00                    32             18,388,423                3.14            7.101     682            80.96
600,000.01 - 650,000.00                    18             11,346,867                1.94            7.065     684            78.20
650,000.01 - 700,000.00                    22             14,896,924                2.54            6.086     718            72.29
700,000.01 - 750,000.00                    16             11,617,281                1.98            6.485     708            69.72
750,000.01 - 800,000.00                    12              9,395,555                1.60            6.793     700            66.43
800,000.01 - 850,000.00                     4              3,300,114                0.56            5.905     733            63.84
850,000.01 - 900,000.00                     7              6,184,134                1.06            6.262     754            69.97
900,000.01 - 950,000.00                     5              4,649,007                0.79            6.555     716            70.79
950,000.01 - 1,000,000.00                   7              6,918,816                1.18            6.158     720            68.59
1,000,000.01 or greater                    16             18,304,463                3.12            6.898     738            71.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  3,077            585,848,469              100.00            8.072     659            82.19
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 28

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 Number of           Aggregate          % of Aggregate                       W.A.          W.A.
Remaining Principal               Initial            Remaining            Remaining           W.A.         Non-Zero      Original
Balance ($)                    Mortgage Loans    Principal Balance($)  Principal Balance    Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                           504            17,179,613                2.93         12.061       609            98.13
50,000.01 - 100,000.00                     603            44,095,007                7.53         10.097       625            89.39
100,000.01 - 150,000.00                    489            60,883,633               10.39          8.872       632            85.57
150,000.01 - 200,000.00                    445            77,465,154               13.22          8.243       636            84.10
200,000.01 - 250,000.00                    306            68,457,552               11.69          8.029       646            84.58
250,000.01 - 300,000.00                    197            53,877,546                9.20          8.098       650            82.73
300,000.01 - 350,000.00                    120            38,530,811                6.58          7.884       664            83.58
350,000.01 - 400,000.00                     93            34,953,310                5.97          8.097       656            82.43
400,000.01 - 450,000.00                     67            28,587,828                4.88          7.427       668            79.04
450,000.01 - 500,000.00                     67            32,100,183                5.48          7.351       676            80.71
500,000.01 - 550,000.00                     47            24,716,250                4.22          7.229       688            79.23
550,000.01 - 600,000.00                     32            18,388,423                3.14          7.101       682            80.96
600,000.01 - 650,000.00                     18            11,346,867                1.94          7.065       684            78.20
650,000.01 - 700,000.00                     22            14,896,924                2.54          6.086       718            72.29
700,000.01 - 750,000.00                     16            11,617,281                1.98          6.485       708            69.72
750,000.01 - 800,000.00                     12             9,395,555                1.60          6.793       700            66.43
800,000.01 - 850,000.00                      4             3,300,114                0.56          5.905       733            63.84
850,000.01 - 900,000.00                      7             6,184,134                1.06          6.262       754            69.97
900,000.01 - 950,000.00                      5             4,649,007                0.79          6.555       716            70.79
950,000.01 - 1,000,000.00                    7             6,918,816                1.18          6.158       720            68.59
1,000,000.01 or greater                     16            18,304,463                3.12          6.898       738            71.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   3,077           585,848,469              100.00          8.072       659            82.19
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Remaining Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                              % of Aggregate      W.A.        W.A.         W.A.
                                    Number of         Aggregate Remaining       Remaining        Coupon     Non-Zero     Original
Months Remaining             Initial Mortgage Loans    Principal Balance($) Principal Balance      (%)        FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                           6               300,643                0.05     11.068      656          100.00
121 - 180                                        581            29,882,908                5.10     11.230      625           95.93
181 - 240                                        137             9,155,203                1.56     11.651      622           99.91
301 - 360                                      2,353           546,509,715               93.29      7.838      661           81.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         3,077           585,848,469              100.00      8.072      659           82.19
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 29

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Mortgage Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                     W.A.        W.A.
                               Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero    Original
Mortgage Rate (%)       Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)      FICO      CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                44              23,056,511                3.94         5.339     750            59.60
5.500 - 5.999                               118              61,543,289               10.50         5.642     742            64.95
6.000 - 6.499                                78              26,347,738                4.50         6.226     693            80.01
6.500 - 6.999                               171              43,797,910                7.48         6.753     676            80.13
7.000 - 7.499                               226              59,253,875               10.11         7.228     665            82.46
7.500 - 7.999                               380              93,747,687               16.00         7.745     660            81.99
8.000 - 8.499                               264              58,023,407                9.90         8.196     639            83.57
8.500 - 8.999                               360              70,754,837               12.08         8.724     633            84.92
9.000 - 9.499                               205              35,002,764                5.97         9.191     622            87.54
9.500 - 9.999                               240              39,132,842                6.68         9.727     618            88.76
10.000 - 10.499                             132              18,489,827                3.16        10.204     626            92.68
10.500 - 10.999                             180              16,959,980                2.89        10.705     613            95.06
11.000 - 11.499                             189              14,205,763                2.42        11.221     611            96.63
11.500 - 11.999                             212              12,809,460                2.19        11.712     601            96.48
12.000 - 12.499                              84               4,866,270                0.83        12.174     607            98.26
12.500 - 12.999                              47               2,284,436                0.39        12.658     601            99.69
13.000 - 13.499                              16                 601,071                0.10        13.210     602            99.66
13.500 - 13.999                              16                 909,022                0.16        13.641     606            95.87
14.000 - 14.499                              29                 831,262                0.14        14.296     590            99.95
14.500 - 14.999                              37               1,588,684                0.27        14.650     600            99.94
15.000 - 15.499                              16                 580,113                0.10        15.207     602           100.00
15.500 - 15.999                              12                 441,122                0.08        15.648     588           100.00
16.000 - 16.499                              13                 368,990                0.06        16.237     598            99.60
16.500 - 16.999                               5                 185,306                0.03        16.711     605           100.00
17.500 - 17.999                               2                  37,904                0.01        17.500     590           100.00
18.000 - 18.499                               1                  28,398                0.00        18.000     612           100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,077             585,848,469              100.00         8.072     659            82.19
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 30

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              Original Combined Loan-to-Value Ratio
-----------------------------------------------------------------------------------------------------------------------------------~
Original Combined                 Number of            Aggregate          % of Aggregate                      W.A.         W.A.
Loan-to-Value                 Initial Mortgage         Remaining             Remaining           W.A.       Non-Zero     Original
Ratio (%)                           Loans        Principal Balance ($)   Principal Balance    Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
Less than or equal to 50.00                  74             21,295,184                 3.63         6.072      723           41.92
50.01 - 55.00                                24              9,209,146                 1.57         6.188      715           53.28
55.01 - 60.00                                34             11,860,352                 2.02         6.478      695           58.04
60.01 - 65.00                                74             22,304,575                 3.81         6.574      696           63.41
65.01 - 70.00                                78             23,494,829                 4.01         6.836      694           68.46
70.01 - 75.00                               102             33,525,906                 5.72         6.926      690           73.97
75.01 - 80.00                               926            223,467,545                38.14         7.701      661           79.80
80.01 - 85.00                               119             24,832,366                 4.24         8.029      636           84.09
85.01 - 90.00                               271             56,379,017                 9.62         8.484      635           89.45
90.01 - 95.00                               313             62,175,501                10.61         8.608      641           94.66
95.01 - 100.00                            1,062             97,304,048                16.61        10.201      634           99.95
-----------------------------------------------------------------------------------------------------------------------------------~
Total:                                    3,077            585,848,469               100.00         8.072      659           82.19
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    FICO Score at Origination
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                             % of Aggregate                    W.A.        W.A.
FICO Score                          Number of         Aggregate Remaining      Remaining          W.A.       Non-Zero    Original
At Origination                  Initial Mortgage     Principal Balance ($)     Principal       Coupon (%)      FICO      CLTV (%)
                                      Loans                                     Balance
-----------------------------------------------------------------------------------------------------------------------------------
1 - 499                                          28              2,156,910              0.37         9.730     478           92.59
500 - 524                                        28              1,805,367              0.31        11.007     515           96.24
525 - 549                                        74              8,801,541              1.50         9.797     542           84.09
550 - 574                                       195             28,000,227              4.78         9.351     563           80.35
575 - 599                                       337             45,058,940              7.69         9.532     588           86.59
600 - 624                                       629             81,739,872             13.95         9.305     613           88.31
625 - 649                                       640            114,935,643             19.62         8.486     638           86.16
650 - 674                                       497             99,332,756             16.96         8.045     661           84.55
675 - 699                                       281             65,845,286             11.24         7.257     687           80.74
700 - 724                                       159             48,960,739              8.36         7.003     711           78.81
725 - 749                                        82             28,300,335              4.83         6.413     735           72.23
750 - 774                                        79             39,012,702              6.66         6.260     763           69.34
775 - 799                                        38             17,620,239              3.01         5.922     786           64.68
800 - 824                                        10              4,277,911              0.73         5.784     806           70.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,077            585,848,469            100.00         8.072     659           82.19
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 31

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Geographic Distribution*
-----------------------------------------------------------------------------------------------------------------------------------~
                            Number of             Aggregate           % of Aggregate                       W.A.           W.A.
                         Initial Mortgage         Remaining              Remaining           W.A.        Non-Zero       Original
Location                      Loans         Principal Balance ($)    Principal Balance    Coupon (%)       FICO         CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
California                            587              227,780,210                38.88         7.101       691              75.41
Florida                               411               69,252,198                11.82         8.516       644              84.72
Arizona                               203               30,682,401                 5.24         8.203       643              84.95
Michigan                              242               28,521,834                 4.87         9.204       632              88.65
Ohio                                  208               20,667,059                 3.53         9.159       624              88.56
Texas                                 140               19,581,269                 3.34         8.703       655              88.09
Illinois                              130               19,021,660                 3.25         9.033       636              86.39
Washington                             84               15,674,425                 2.68         8.066       654              83.12
Nevada                                 60               12,433,081                 2.12         7.834       660              85.56
Virginia                               59               11,039,669                 1.88         8.469       623              87.91
Minnesota                              61               10,729,780                 1.83         8.581       637              86.25
Wisconsin                              93               10,563,818                 1.80         8.669       637              87.53
Maryland                               50                9,745,885                 1.66         8.366       644              85.60
Colorado                               45                7,971,366                 1.36         8.653       634              86.93
Georgia                                50                7,642,325                 1.30         9.108       636              88.39
Pennsylvania                           74                7,354,212                 1.26         9.384       612              90.61
Oregon                                 42                7,286,889                 1.24         8.434       633              87.11
New Jersey                             29                6,402,323                 1.09         8.845       643              81.80
Indiana                                69                6,219,969                 1.06         9.265       628              89.58
Missouri                               45                5,470,280                 0.93         9.063       639              88.42
Louisiana                              38                5,215,386                 0.89         9.102       635              86.90
Tennessee                              44                4,635,453                 0.79         8.139       654              89.82
New Mexico                             30                4,293,655                 0.73         8.999       631              92.06
Kentucky                               36                3,777,064                 0.64         9.297       613              88.24
Connecticut                            15                3,459,678                 0.59         7.345       665              81.37
North Carolina                         28                3,313,747                 0.57         9.080       620              86.25
New York                               17                2,909,667                 0.50         9.187       637              84.34
South Carolina                         19                2,799,342                 0.48         9.067       627              88.09
Massachusetts                          10                2,333,322                 0.40         9.227       632              82.52
Utah                                   12                2,295,827                 0.39         8.109       630              84.68
Alabama                                19                2,116,084                 0.36         9.599       623              90.93
Idaho                                  15                1,859,623                 0.32         8.489       642              84.39
Oklahoma                               21                1,746,966                 0.30         9.814       606              93.08
Iowa                                   15                1,317,681                 0.22         9.554       637              95.15
-----------------------------------------------------------------------------------------------------------------------------------
*Geographic Distribution continued on the next page

------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 32

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               Geographic Distribution (Continued)
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                        % of Aggregate                       W.A.         W.A.
                              Number of         Aggregate Remaining       Remaining            W.A.        Non-Zero     Original
Location                Initial Mortgage Loans    Principal Balance($) Principal Balance     Coupon (%)       FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Alaska                                       5             1,198,420                0.20           8.800      613            79.69
Mississippi                                 11             1,051,566                0.18           9.636      623            90.93
Arkansas                                    10               994,426                0.17           8.879      637            89.52
Delaware                                     6               987,625                0.17           9.520      631            80.73
Hawaii                                       3               829,071                0.14           8.603      627            79.46
Nebraska                                     8               727,362                0.12           9.399      615            94.08
Wyoming                                      5               663,903                0.11           9.103      630            84.97
District of Columbia                         3               642,407                0.11           8.347      626            76.77
South Dakota                                 6               547,118                0.09           8.652      647            90.31
Maine                                        3               414,273                0.07           9.045      608            90.57
New Hampshire                                3               397,138                0.07           9.591      618            85.80
North Dakota                                 3               308,813                0.05           9.541      623            88.55
Montana                                      4               282,673                0.05           8.958      624            93.45
Kansas                                       2               237,260                0.04           8.774      644           100.00
Vermont                                      2               229,190                0.04           8.669      615            90.00
Rhode Island                                 1               137,374                0.02           7.800      600            50.00
West Virginia                                1                85,702                0.01          10.760      586           100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   3,077           585,848,469              100.00           8.072      659            82.19
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 33

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Occupancy Status
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                         % of Aggregate                      W.A.         W.A.
                             Number of          Aggregate Remaining         Remaining           W.A.       Non-Zero     Original
Occupancy Status      Initial Mortgage Loans   Principal Balance ($)    Principal Balance    Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                 2,950             565,862,704                96.59         8.063      658            82.33
Investment                                112              17,359,591                 2.96         8.363      675            77.99
Second Home                                15               2,626,175                 0.45         8.053      673            80.23
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  3,077             585,848,469               100.00         8.072      659            82.19
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Documentation Type
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                          % of Aggregate                     W.A.         W.A.
                                 Number of         Aggregate Remaining       Remaining          W.A.       Non-Zero     Original
                           Initial Mortgage Loans   Principal Balance    Principal Balance   Coupon (%)      FICO       CLTV (%)
Program                                                    ($)
-----------------------------------------------------------------------------------------------------------------------------------~
Full Documentation                          2,310           424,737,318              72.50         7.909     656             82.42
Stated Documentation                          631           122,505,468              20.91         8.529     662             81.99
Limited Documentation                          60            26,228,849               4.48         8.371     688             82.52
No Documentation                               76            12,376,834               2.11         8.500     678             75.40
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,077           585,848,469             100.00         8.072     659             82.19
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Loan Purpose
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                          % of Aggregate                     W.A.         W.A.
                               Number of          Aggregate Remaining       Remaining           W.A.       Non-Zero     Original
Purpose                  Initial Mortgage Loans  Principal Balance ($)  Principal Balance    Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
Purchase                                  1,930            298,021,261               50.87          8.720     650            86.48
Refinance - Cashout                         852            222,746,233               38.02          7.439     664            77.72
Refinance - Rate Term                       295             65,080,976               11.11          7.269     678            77.80
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,077            585,848,469              100.00          8.072     659            82.19
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Property Type
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                          % of Aggregate                      W.A.        W.A.
                                Number of         Aggregate Remaining        Remaining           W.A.       Non-Zero    Original
                          Initial Mortgage Loans   Principal Balance     Principal Balance    Coupon (%)      FICO      CLTV (%)
Property Type                                             ($)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                              2,058           398,175,217                67.97         8.035     659            81.71
PUD                                          737           133,620,480                22.81         8.173     656            83.36
Condo                                        191            33,952,880                 5.80         8.319     654            84.97
2 - 4 Family                                  90            19,972,275                 3.41         7.705     678            79.07
Modular                                        1               127,618                 0.02         9.750     623            90.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,077           585,848,469               100.00         8.072     659            82.19
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 34

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Next Rate Adjustment Date*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                         % of Aggregate                     W.A.          W.A.
Year & Month of Next             Number of        Aggregate Remaining       Remaining          W.A.       Non-Zero      Original
                             Initial Mortgage      Principal Balance    Principal Balance   Coupon (%)      FICO        CLTV (%)
Rate Adjustment                    Loans                  ($)
-----------------------------------------------------------------------------------------------------------------------------------
2007-09                                        1               189,000               0.05         6.875      634             94.50
2007-12                                        2               357,224               0.09         7.700      571             81.41
2008-01                                        1               134,717               0.03         9.250      624             90.00
2008-02                                        4               847,577               0.21         8.799      569             88.92
2008-03                                        6               692,586               0.17         8.336      642             87.82
2008-04                                        6             1,484,604               0.37         9.062      649             85.82
2008-10                                        1               124,201               0.03         9.500      592             95.00
2008-11                                       14             2,897,686               0.72         8.464      599             77.77
2008-12                                       41            10,329,927               2.56         8.280      613             88.25
2009-01                                      101            24,450,495               6.06         8.223      640             84.78
2009-02                                      420            94,360,246              23.41         8.072      646             83.10
2009-03                                      524           113,269,372              28.10         8.196      649             84.37
2009-04                                      303            64,062,973              15.89         8.918      640             84.54
2009-05                                       42             8,268,117               2.05         9.012      649             86.97
2009-09                                        1               150,250               0.04         9.250      721             94.97
2009-11                                        1               170,980               0.04         7.875      491             80.00
2009-12                                       14             3,630,032               0.90         8.135      614             90.22
2010-01                                       31             7,357,403               1.83         7.975      656             82.05
2010-02                                       99            20,071,935               4.98         7.773      642             84.20
2010-03                                      115            23,776,929               5.90         7.905      652             86.60
2010-04                                       60            13,092,816               3.25         8.447      644             84.32
2010-05                                        3               428,100               0.11        11.727      570             86.98
2011-09                                        1               439,930               0.11         7.125      699             80.00
2011-12                                        1               144,721               0.04         7.000      649             46.53
2012-01                                        6             1,781,343               0.44         7.344      675             82.96
2012-02                                       19             5,737,981               1.42         7.268      663             83.77
2012-03                                       13             3,761,750               0.93         8.104      686             79.16
2012-04                                        6             1,002,094               0.25         8.946      639             92.75
2012-05                                        1               127,200               0.03        11.000      541             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     1,837           403,142,187             100.00         8.261      645             84.33
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 35

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Gross Margin*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                        % of Aggregate                      W.A.          W.A.
Gross                     Number of            Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Margin  (%)         Initial Mortgage Loans    Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1.000 - 1.499                             1                  105,981                0.03          8.875      614             92.17
2.000 - 2.499                             4                1,030,288                0.26          7.884      676             82.71
2.500 - 2.999                             3                  860,082                0.21          7.911      642             85.86
3.000 - 3.499                             2                  303,205                0.08          6.323      728             75.88
3.500 - 3.999                             5                1,676,884                0.42          6.686      664             76.78
4.000 - 4.499                            10                2,485,734                0.62          6.806      660             76.66
4.500 - 4.999                            17                4,131,532                1.02          7.607      648             81.90
5.000 - 5.499                           899              211,221,807               52.39          7.896      652             78.11
5.500 - 5.999                           302               63,779,969               15.82          8.558      628             86.93
6.000 - 6.499                            50               10,669,668                2.65          8.380      627             87.07
6.500 - 6.999                           479               95,807,667               23.77          8.846      641             96.07
7.000 - 7.499                            40                5,605,079                1.39          9.165      633             87.86
7.500 - 7.999                            15                3,591,371                0.89          9.304      641             89.24
8.000 - 8.499                             7                1,261,926                0.31          9.456      600             88.16
8.500 - 8.999                             2                  486,193                0.12          9.240      672             80.00
9.000 - 9.499                             1                  124,800                0.03          9.300      639             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                1,837              403,142,187              100.00          8.261      645             84.33
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 36

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Maximum Mortgage Rate*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                          % of Aggregate                     W.A.         W.A.
Maximum                       Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)       Initial Mortgage Loans  Principal Balance ($)   Principal Balance    Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                              1                 148,550                0.04         5.375      681            79.98
11.500 - 11.999                             13               4,457,719                1.11         5.813      696            76.98
12.000 - 12.499                             45              12,930,821                3.21         6.302      678            79.90
12.500 - 12.999                            134              34,964,568                8.67         6.758      672            80.98
13.000 - 13.499                            191              51,850,194               12.86         7.239      667            82.55
13.500 - 13.999                            328              84,037,158               20.85         7.738      660            81.68
14.000 - 14.499                            227              52,635,090               13.06         8.180      637            83.43
14.500 - 14.999                            285              61,562,642               15.27         8.704      634            85.57
15.000 - 15.499                            170              29,747,500                7.38         9.163      620            87.19
15.500 - 15.999                            193              34,037,254                8.44         9.671      616            88.09
16.000 - 16.499                             84              14,147,276                3.51        10.136      620            91.83
16.500 - 16.999                             88              11,147,014                2.77        10.629      607            93.22
17.000 - 17.499                             39               6,335,363                1.57        10.990      611            91.28
17.500 - 17.999                             28               3,619,813                0.90        11.565      581            90.46
18.000 - 18.499                              8                 948,777                0.24        12.005      592            92.80
18.500 - 18.999                              1                 143,200                0.04        11.500      641            80.00
19.000 - 19.499                              1                  69,471                0.02        13.375      580           100.00
19.500 - 19.999                              1                 359,777                0.09        13.500      607            90.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,837             403,142,187              100.00         8.261      645            84.33
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 37

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Minimum Mortgage Rate*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                          % of Aggregate                     W.A.         W.A.
Minimum                      Number of           Aggregate Remaining        Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)      Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                               1                  439,930                0.11         7.125      699            80.00
2.500 - 2.999                               1                  154,332                0.04         7.250      687            80.00
5.000 - 5.499                               5                1,318,417                0.33         8.041      661            78.25
5.500 - 5.999                              16                5,226,661                1.30         6.526      687            78.67
6.000 - 6.499                              44               12,776,489                3.17         6.290      678            79.90
6.500 - 6.999                             138               36,020,677                8.93         6.787      672            81.13
7.000 - 7.499                             192               51,716,276               12.83         7.242      667            82.56
7.500 - 7.999                             334               85,178,718               21.13         7.745      660            81.73
8.000 - 8.499                             223               51,723,431               12.83         8.193      636            83.55
8.500 - 8.999                             284               61,254,077               15.19         8.722      634            85.40
9.000 - 9.499                             168               29,726,871                7.37         9.196      621            87.45
9.500 - 9.999                             191               33,084,681                8.21         9.723      614            88.32
10.000 - 10.499                            82               14,330,713                3.55        10.204      619            92.01
10.500 - 10.999                            87               10,599,805                2.63        10.695      604            93.67
11.000 - 11.499                            36                5,136,590                1.27        11.174      605            92.39
11.500 - 11.999                            27                3,536,137                0.88        11.618      584            89.75
12.000 - 12.499                             7                  848,910                0.21        12.080      579            91.95
13.000 - 13.499                             1                   69,471                0.02        13.375      580           100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,837              403,142,187              100.00         8.261      645            84.33
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                         % of Aggregate                       W.A.        W.A.
Initial                      Number of          Aggregate Remaining         Remaining           W.A.        Non-Zero    Original
Periodic Cap (%)      Initial Mortgage Loans   Principal Balance ($)    Principal Balance    Coupon (%)       FICO      CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
1.000                                       2                 268,173                 0.07          8.167     628            93.17
1.500                                       2                 388,194                 0.10          8.377     624            86.56
2.000                                      17               3,005,443                 0.75          8.438     618            85.00
3.000                                   1,812             398,398,996                98.82          8.264     645            84.33
5.000                                       1                 154,332                 0.04          7.250     687            80.00
6.000                                       3                 927,048                 0.23          6.684     680            80.00
-----------------------------------------------------------------------------------------------------------------------------------~
Total:                                  1,837             403,142,187               100.00          8.261     645            84.33
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 38

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Subsequent Periodic Rate Cap*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                        % of Aggregate                       W.A.         W.A.
Subsequent                   Number of          Aggregate Remaining        Remaining            W.A.       Non-Zero     Original
Periodic Cap (%)      Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                   1,829            401,078,352                99.49           8.262     645            84.33
1.500                                       5              1,314,121                 0.33           8.244     617            85.97
2.000                                       2                594,262                 0.15           7.157     696            80.00
3.000                                       1                155,452                 0.04          10.125     631           100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,837            403,142,187               100.00           8.261     645            84.33
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Lifetime Periodic Cap*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                        % of Aggregate                       W.A.         W.A.
Lifetime                     Number of          Aggregate Remaining        Remaining            W.A.       Non-Zero     Original
Periodic Cap (%)      Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                               1                154,332                 0.04           7.250     687            80.00
6.000 - 6.499                           1,792            392,805,932                97.44           8.252     644            84.36
6.500 - 6.999                              12              2,496,316                 0.62           7.894     660            80.55
7.000 - 7.499                              32              7,685,607                 1.91           8.873     654            84.16
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,837            403,142,187               100.00           8.261     645            84.33
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Original Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                         % of Aggregate                       W.A.        W.A.
Prepayment Penalty           Number of          Aggregate Remaining         Remaining           W.A.        Non-Zero    Original
Term (mos.)            Initial Mortgage Loans  Principal Balance ($)    Principal Balance    Coupon (%)       FICO      CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
0                                         669              97,999,225                16.73          9.081     641            86.34
4                                           1                 155,025                 0.03          9.250     619            90.00
6                                           4                 986,396                 0.17         10.835     615            92.46
12                                        120              34,546,034                 5.90          8.482     660            82.29
13                                          5               2,064,159                 0.35          7.206     666            80.83
20                                          1                 156,721                 0.03          9.500     621            95.00
24                                      1,360             224,955,791                38.40          8.502     641            85.68
36                                        862             214,777,300                36.66          7.098     687            76.48
48                                         55              10,207,819                 1.74          7.881     623            84.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  3,077             585,848,469               100.00          8.072     659            82.19
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 39

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 1 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY - GROUP I*
----------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans:                                1,821    Index Type:
Aggregate Principal Balance:                      $262,249,890          6 Month LIBOR:                                     74.19%
Conforming Principal Balance Loans:               $262,249,890          Fixed Rate:                                        25.81%
Average Principal Balance:                            $144,014    W.A. Initial Periodic Cap**:                             2.984%
     Range:                                 $10,988 - $482,423    W.A. Subsequent Periodic Cap**:                          1.005%
W.A. Coupon:                                            8.419%    W.A. Lifetime Rate Cap**:                                6.015%
     Range:                                   5.125% - 16.500%    Property Type:
W.A. Gross Margin**:                                    5.821%          Single Family:                                     70.50%
     Range:                                    1.000% - 8.250%          PUD:                                               20.33%
W.A. Remaining Term (months):                              348          Condo:                                              6.16%
     Range (months):                                 117 - 360          2-4 Family:                                         2.96%
W.A. Seasoning (months):                                     2          Modular:                                            0.05%
Latest Maturity Date:                              May 1, 2037    Occupancy Status:
State Concentration (Top 5):                                           Primary:                                            94.03%
      California:                                       18.72%         Investment:                                          4.97%
      Florida:                                          11.31%         Second Home:                                         1.00%
      Michigan:                                          7.51%    Documentation Status:
      Arizona:                                           7.40%         Full:                                               81.24%
      Illinois:                                          4.69%         Stated:                                             15.68%
W.A. Original Combined LTV:                             84.23%         Limited:                                             0.70%
     Range:                                   20.00% - 100.00%         None:                                                2.37%
First Liens:                                            94.42%    Non-Zero W.A. Prepayment Penalty Term (months):              28
Second Liens:                                            5.58%    Loans with Prepay Penalties:                             81.67%
Non-Balloon Loans:                                      68.61%    Interest Only Loans:                                     22.84%
Non-Zero W.A. FICO Score:                                  642    Non-Zero W.A. Interest Only Term (months):                   60
----------------------------------------------------------------------------------------------------------------------------------

         *  Subject to a permitted variance of +/- 5%
         ** ARM loans only

------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 40

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Collateral Type
------------------------------------------------------------------------------------------------------------------------------------
                                      Number of             Aggregate         % of Aggregate      W.A.       W.A.         W.A.
                                  Initial Mortgage          Remaining            Remaining       Coupon    Non-Zero     Original
Collateral Type                         Loans         Principal Balance ($)  Principal Balance    (%)        FICO       CLTV (%)
--------------------------------------------------------------------------------------------------------- -------------------------
Fixed - 15 Year                                    5                790,225               0.30     6.667     722             62.14
Fixed - 20 Year                                    4                147,728               0.06    12.881     627            100.00
Fixed - 30 Year                                  256             41,525,907              15.83     7.524     678             77.69
Balloon - 10/30                                    2                 95,893               0.04    10.407     680            100.00
Balloon - 15/30                                  318             12,077,530               4.61    11.708     611             99.17
Balloon - 20/30                                   50              2,123,650               0.81    11.765     617             99.79
Balloon - 30/40                                   49             10,920,684               4.16     7.625     665             79.25
ARM - 6 Month IO                                   1                189,000               0.07     6.875     634             94.50
ARM - 1 Year/6 Month                               8              1,374,010               0.52     9.065     622             82.27
ARM - 1 Year/6 Month IO                            4                667,690               0.25     8.180     600             93.51
ARM - 1 Year/6 Month 30/40 Balloon                 1                145,533               0.06     8.750     583             80.00
ARM - 2 Year/6 Month                             461             63,005,467              24.02     8.780     629             85.87
ARM - 2 Year/6 Month IO                          216             44,306,655              16.89     8.090     640             83.05
ARM - 2 Year/6 Month 30/40 Balloon               153             27,437,242              10.46     8.525     624             84.13
ARM - 2 Year/6 Month 30/50 Balloon                83             18,559,535               7.08     8.283     625             85.47
ARM - 3 Year/6 Month                              82             12,420,721               4.74     8.619     640             85.92
ARM - 3 Year/6 Month IO                           56             11,931,093               4.55     7.839     663             83.89
ARM - 3 Year/6 Month 30/40 Balloon                23              4,899,206               1.87     8.353     656             88.64
ARM - 3 Year/6 Month 30/50 Balloon                19              3,681,414               1.40     7.825     643             88.17
ARM - 5 Year/6 Month                               6                766,714               0.29     8.618     663             90.88
ARM - 5 Year/6 Month IO                           13              2,811,160               1.07     7.779     661             83.33
ARM - 5 Year/6 Month 30/40 Balloon                 8              1,770,737               0.68     7.937     633             81.99
ARM - 5 Year/6 Month 30/50 Balloon                 3                602,096               0.23     8.231     651             81.74
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         1,821            262,249,890             100.00     8.419     642             84.23
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 41

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 1 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                             IO Terms
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                         % of Aggregate                       W.A.        W.A.
IO Terms (mos.)              Number of          Aggregate Remaining         Remaining           W.A.        Non-Zero    Original
                       Initial Mortgage Loans  Principal Balance ($)    Principal Balance    Coupon (%)       FICO      CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
0                                       1,531             202,344,292                77.16          8.536     641            84.48
60                                        290              59,905,598                22.84          8.022     645            83.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,821             262,249,890               100.00          8.419     642            84.23
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Principal Balance at Origination
-----------------------------------------------------------------------------------------------------------------------------------
                                 Number of           Aggregate          % of Aggregate                        W.A.        W.A.
Principal Balance at              Initial            Remaining             Remaining           W.A.         Non-Zero    Original
                                 Mortgage
Origination ($)                    Loans       Principal Balance ($)   Principal Balance    Coupon (%)        FICO      CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                          331             10,997,822                4.19           11.739     611            98.40
50,000.01 - 100,000.00                    379             28,346,446               10.81            9.705     626            87.39
100,000.01 - 150,000.00                   345             42,988,428               16.39            8.710     632            85.09
150,000.01 - 200,000.00                   310             53,737,598               20.49            8.276     635            84.19
200,000.01 - 250,000.00                   199             44,477,513               16.96            8.010     645            84.98
250,000.01 - 300,000.00                   119             32,488,926               12.39            7.861     651            81.25
300,000.01 - 350,000.00                    67             21,562,436                8.22            7.756     661            81.71
350,000.01 - 400,000.00                    50             18,828,255                7.18            7.650     660            78.86
400,000.01 - 450,000.00                    18              7,381,255                2.81            7.010     677            75.19
450,000.01 - 500,000.00                     3              1,441,209                0.55            6.752     733            88.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,821            262,249,890              100.00            8.419     642            84.23
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 42

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 1 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Remaining Principal Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                 Number of           Aggregate          % of Aggregate                       W.A.          W.A.
Remaining Principal               Initial            Remaining            Remaining           W.A.         Non-Zero      Original
Balance ($)                    Mortgage Loans    Principal Balance    Principal Balance    Coupon (%)        FICO        CLTV (%)
                                                        ($)
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                           331            10,997,822                4.19         11.739       611            98.40
50,000.01 - 100,000.00                     379            28,346,446               10.81          9.705       626            87.39
100,000.01 - 150,000.00                    345            42,988,428               16.39          8.710       632            85.09
150,000.01 - 200,000.00                    310            53,737,598               20.49          8.276       635            84.19
200,000.01 - 250,000.00                    200            44,727,468               17.06          8.000       646            84.98
250,000.01 - 300,000.00                    119            32,538,923               12.41          7.891       650            81.18
300,000.01 - 350,000.00                     66            21,262,484                8.11          7.727       661            81.78
350,000.01 - 400,000.00                     50            18,828,255                7.18          7.650       660            78.86
400,000.01 - 450,000.00                     18             7,381,255                2.81          7.010       677            75.19
450,000.01 - 500,000.00                      3             1,441,209                0.55          6.752       733            88.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,821           262,249,890              100.00          8.419       642            84.23
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Remaining Term
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                       % of Aggregate                     W.A.           W.A.
                             Number of          Aggregate Remaining       Remaining          W.A.       Non-Zero       Original
Months Remaining      Initial Mortgage Loans   Principal Balance ($)  Principal Balance   Coupon (%)      FICO         CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                                    2                 95,893               0.04        10.407      680              100.00
121 - 180                                 323             12,867,754               4.91        11.399      618               96.90
181 - 240                                  54              2,271,378               0.87        11.838      618               99.80
301 - 360                               1,442            247,014,865              94.19         8.231      643               83.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,821            262,249,890             100.00         8.419      642               84.23
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 43

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 1 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Mortgage Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                     W.A.        W.A.
                               Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero    Original
Mortgage Rate (%)       Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)      FICO      CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                13               3,470,837                1.32         5.363     766            53.11
5.500 - 5.999                                39              11,751,738                4.48         5.700     734            64.83
6.000 - 6.499                                33               7,780,631                2.97         6.244     691            80.38
6.500 - 6.999                               100              21,579,177                8.23         6.743     678            80.31
7.000 - 7.499                               127              25,385,102                9.68         7.233     660            82.27
7.500 - 7.999                               238              45,387,719               17.31         7.738     652            82.78
8.000 - 8.499                               158              26,577,787               10.13         8.200     633            85.18
8.500 - 8.999                               238              37,568,149               14.33         8.718     626            84.65
9.000 - 9.499                               146              21,812,381                8.32         9.201     616            87.28
9.500 - 9.999                               164              23,545,934                8.98         9.741     606            87.58
10.000 - 10.499                              83               9,477,129                3.61        10.211     616            90.47
10.500 - 10.999                             114               9,504,518                3.62        10.686     606            94.84
11.000 - 11.499                             102               6,234,434                2.38        11.233     608            95.50
11.500 - 11.999                             128               7,078,635                2.70        11.706     595            94.60
12.000 - 12.499                              45               2,002,432                0.76        12.163     595            98.28
12.500 - 12.999                              33               1,256,022                0.48        12.687     597            99.82
13.000 - 13.499                              12                 382,578                0.15        13.197     600            99.48
13.500 - 13.999                               7                 226,276                0.09        13.742     597            99.30
14.000 - 14.499                              20                 498,924                0.19        14.312     594            99.92
14.500 - 14.999                              13                 488,682                0.19        14.604     595            99.80
15.000 - 15.499                               3                 109,521                0.04        15.375     608           100.00
15.500 - 15.999                               1                  32,588                0.01        15.750     619           100.00
16.000 - 16.499                               3                  59,518                0.02        16.289     607           100.00
16.500 - 16.999                               1                  39,176                0.01        16.500     615           100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,821             262,249,890              100.00         8.419     642            84.23
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 44

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 1 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              Original Combined Loan-to-Value Ratio
-----------------------------------------------------------------------------------------------------------------------------------~
Original Combined                 Number of            Aggregate          % of Aggregate                      W.A.         W.A.
Loan-to-Value                 Initial Mortgage         Remaining             Remaining           W.A.       Non-Zero     Original
Ratio (%)                           Loans        Principal Balance ($)   Principal Balance    Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
Less than or equal to 50.00                  38              6,750,256                 2.57         6.771      701           41.14
50.01 - 55.00                                17              3,758,062                 1.43         7.060      672           52.77
55.01 - 60.00                                17              2,920,442                 1.11         7.816      655           58.59
60.01 - 65.00                                50             10,804,196                 4.12         7.478      663           63.53
65.01 - 70.00                                47              9,541,722                 3.64         7.602      650           68.77
70.01 - 75.00                                59             12,506,001                 4.77         7.948      641           73.39
75.01 - 80.00                               482             79,467,287                30.30         7.860      644           79.76
80.01 - 85.00                                84             15,181,404                 5.79         8.464      619           84.28
85.01 - 90.00                               199             35,474,343                13.53         8.491      635           89.50
90.01 - 95.00                               211             35,113,621                13.39         8.522      642           94.55
95.01 - 100.00                              617             50,732,557                19.35         9.983      633           99.92
-----------------------------------------------------------------------------------------------------------------------------------~
Total:                                    1,821            262,249,890               100.00         8.419      642           84.23
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    FICO Score at Origination
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                             % of Aggregate                    W.A.        W.A.
FICO Score                          Number of         Aggregate Remaining      Remaining          W.A.       Non-Zero    Original
                              Initial Mortgage Loans   Principal Balance       Principal       Coupon (%)      FICO      CLTV (%)
At Origination                                                ($)               Balance
-----------------------------------------------------------------------------------------------------------------------------------
1 - 499                                           12               728,574              0.28         9.785     471           88.07
500 - 524                                         16               801,412              0.31        11.030     514           95.02
525 - 549                                         53             6,468,735              2.47         9.603     542           82.51
550 - 574                                        143            20,057,755              7.65         9.391     564           80.37
575 - 599                                        200            25,650,066              9.78         9.388     587           85.16
600 - 624                                        410            46,978,110             17.91         9.349     612           88.28
625 - 649                                        383            55,082,947             21.00         8.460     638           87.02
650 - 674                                        282            44,509,771             16.97         8.037     661           85.66
675 - 699                                        157            27,990,753             10.67         7.339     687           81.43
700 - 724                                         73            12,154,777              4.63         7.465     711           83.71
725 - 749                                         41             9,490,821              3.62         6.540     736           72.82
750 - 774                                         35             8,753,564              3.34         6.592     761           73.36
775 - 799                                         10             2,079,080              0.79         6.305     785           70.97
800 - 824                                          6             1,503,527              0.57         5.751     805           58.52
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         1,821           262,249,890            100.00         8.419     642           84.23
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 45

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 1 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Geographic Distribution*
-----------------------------------------------------------------------------------------------------------------------------------~
                            Number of             Aggregate           % of Aggregate                       W.A.           W.A.
                         Initial Mortgage         Remaining              Remaining           W.A.        Non-Zero       Original
Location                      Loans         Principal Balance ($)    Principal Balance    Coupon (%)       FICO         CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
California                            184               49,085,550                18.72         7.140       677              72.65
Florida                               196               29,655,317                11.31         8.369       635              84.12
Michigan                              182               19,705,503                 7.51         9.221       628              89.01
Arizona                               127               19,393,799                 7.40         8.046       645              84.26
Illinois                               90               12,290,391                 4.69         9.038       630              85.47
Ohio                                  120               10,290,989                 3.92         9.390       627              89.30
Wisconsin                              87                9,238,700                 3.52         8.767       636              90.02
Minnesota                              54                8,722,609                 3.33         8.554       643              88.23
Texas                                  76                8,028,525                 3.06         8.763       652              89.24
Washington                             56                8,028,253                 3.06         8.351       641              85.36
Nevada                                 37                7,587,297                 2.89         7.909       646              86.93
Virginia                               38                6,719,178                 2.56         8.243       631              86.28
Maryland                               37                6,710,568                 2.56         8.162       645              86.56
Pennsylvania                           55                5,804,241                 2.21         9.282       612              89.59
Indiana                                60                5,235,088                 2.00         9.382       622              89.39
New Jersey                             23                4,820,869                 1.84         8.460       643              78.83
Oregon                                 29                4,594,549                 1.75         8.246       635              87.59
Missouri                               36                4,181,318                 1.59         9.026       636              88.98
Georgia                                30                3,835,925                 1.46         9.337       622              88.82
Colorado                               28                3,749,155                 1.43         9.080       623              91.00
Louisiana                              26                3,433,030                 1.31         9.271       631              86.61
New Mexico                             22                2,906,463                 1.11         8.969       625              92.35
Tennessee                              31                2,817,737                 1.07         8.555       629              91.26
North Carolina                         20                2,622,132                 1.00         8.862       621              84.76
Kentucky                               27                2,433,248                 0.93         9.565       614              89.77
Utah                                   10                1,890,250                 0.72         8.234       630              86.05
Idaho                                  12                1,748,701                 0.67         8.047       645              83.40
South Carolina                         12                1,718,678                 0.66         9.315       628              90.09
New York                                9                1,506,833                 0.57         9.833       616              83.00
Oklahoma                               18                1,432,257                 0.55         9.709       616              92.49
Connecticut                            10                1,280,542                 0.49         9.180       612              86.52
Alabama                                10                1,216,652                 0.46         8.940       627              91.63
Alaska                                  5                1,198,420                 0.46         8.800       613              79.69
Iowa                                   12                1,164,173                 0.44         9.311       640              94.51
-----------------------------------------------------------------------------------------------------------------------------------
*Geographic Distribution continued on the next page

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 46

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 1 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               Geographic Distribution (Continued)
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                        % of Aggregate                       W.A.         W.A.
                               Number of         Aggregate Remaining       Remaining           W.A.        Non-Zero     Original
                         Initial Mortgage Loans   Principal Balance    Principal Balance    Coupon (%)       FICO       CLTV (%)
Location                                                 ($)
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                                 4               964,557               0.37           8.800      634            79.19
Hawaii                                        2               734,628               0.28           8.375      616            76.82
Nebraska                                      7               704,419               0.27           9.351      612            93.88
Wyoming                                       3               571,683               0.22           8.647      647            88.41
District of Columbia                          2               552,561               0.21           7.875      613            73.00
South Dakota                                  6               547,118               0.21           8.652      647            90.31
Delaware                                      2               425,800               0.16          10.919      616            84.45
Mississippi                                   5               422,169               0.16           9.033      626            85.57
New Hampshire                                 3               397,138               0.15           9.591      618            85.80
Arkansas                                      4               364,102               0.14           8.777      637            87.92
North Dakota                                  3               308,813               0.12           9.541      623            88.55
Maine                                         2               279,074               0.11           8.825      613            86.00
Montana                                       3               241,359               0.09           8.908      624            94.04
Kansas                                        2               237,260               0.09           8.774      644           100.00
Vermont                                       2               229,190               0.09           8.669      615            90.00
Rhode Island                                  1               137,374               0.05           7.800      600            50.00
West Virginia                                 1                85,702               0.03          10.760      586           100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,821           262,249,890             100.00           8.419      642            84.23
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 47

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 1 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Occupancy Status
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                         % of Aggregate                      W.A.         W.A.
                             Number of          Aggregate Remaining         Remaining           W.A.       Non-Zero     Original
Occupancy Status      Initial Mortgage Loans   Principal Balance ($)    Principal Balance    Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                 1,726             246,593,377                94.03         8.432      639            84.59
Investment                                 80              13,030,339                 4.97         8.249      682            78.15
Second Home                                15               2,626,175                 1.00         8.053      673            80.23
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,821             262,249,890               100.00         8.419      642            84.23
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Documentation Type
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                         % of Aggregate                     W.A.          W.A.
                                Number of         Aggregate Remaining       Remaining          W.A.       Non-Zero      Original
                            Initial Mortgage     Principal Balance ($)  Principal Balance   Coupon (%)      FICO        CLTV (%)
Program                           Loans
-----------------------------------------------------------------------------------------------------------------------------------~
Full Documentation                        1,505            213,060,609              81.24         8.397      637             85.67
Stated Documentation                        269             41,126,841              15.68         8.509      659             78.91
No Documentation                             37              6,224,638               2.37         8.496      679             70.55
Limited Documentation                        10              1,837,802               0.70         8.666      629             82.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,821            262,249,890             100.00         8.419      642             84.23
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Loan Purpose
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                          % of Aggregate                     W.A.         W.A.
                               Number of          Aggregate Remaining       Remaining           W.A.       Non-Zero     Original
Purpose                  Initial Mortgage Loans  Principal Balance ($)  Principal Balance    Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
Refinance - Cashout                         621            121,612,542               46.37          8.096     642            80.92
Purchase                                    969            103,398,447               39.43          8.933     638            88.45
Refinance - Rate Term                       231             37,238,901               14.20          8.044     652            83.33
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,821            262,249,890              100.00          8.419     642            84.23
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Property Type
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                          % of Aggregate                      W.A.        W.A.
                                Number of         Aggregate Remaining        Remaining           W.A.       Non-Zero    Original
                          Initial Mortgage Loans   Principal Balance     Principal Balance    Coupon (%)      FICO      CLTV (%)
Property Type                                             ($)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                              1,299           184,892,500                70.50         8.469     639            84.15
PUD                                          364            53,325,530                20.33         8.337     644            85.18
Condo                                        109            16,147,713                 6.16         8.316     652            84.77
2 - 4 Family                                  48             7,756,530                 2.96         7.987     676            78.48
Modular                                        1               127,618                 0.05         9.750     623            90.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     1,821           262,249,890               100.00         8.419     642            84.23
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 48

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 1 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Next Rate Adjustment Date*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                          % of Aggregate                      W.A.         W.A.
Year & Month  of Next            Number of         Aggregate Remaining       Remaining          W.A.        Non-Zero     Original
Rate Adjustment          Initial Mortgage Loans   Principal Balance ($)  Principal Balance   Coupon (%)       FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
2007-09                                         1               189,000               0.10         6.875      634            94.50
2007-12                                         1                73,634               0.04        10.875      608            86.82
2008-01                                         1               134,717               0.07         9.250      624            90.00
2008-02                                         3               623,885               0.32         8.414      572            92.11
2008-03                                         4               481,063               0.25         8.414      627            82.47
2008-04                                         4               873,935               0.45         8.978      633            81.76
2008-10                                         1               124,201               0.06         9.500      592            95.00
2008-11                                        11             1,604,565               0.82         8.708      575            85.69
2008-12                                        22             4,244,793               2.18         8.595      597            87.82
2009-01                                        59            11,055,061               5.68         8.243      635            86.01
2009-02                                       270            45,650,252              23.46         8.215      630            83.79
2009-03                                       331            56,216,556              28.89         8.362      637            85.03
2009-04                                       194            31,097,862              15.98         9.007      626            84.29
2009-05                                        25             3,315,609               1.70         9.444      634            85.98
2009-09                                         1               150,250               0.08         9.250      721            94.97
2009-11                                         1               170,980               0.09         7.875      491            80.00
2009-12                                         8             1,424,254               0.73         7.813      646            88.25
2010-01                                        22             4,733,315               2.43         7.937      672            81.20
2010-02                                        52             9,333,227               4.80         8.025      646            87.19
2010-03                                        63            11,506,050               5.91         8.133      651            86.74
2010-04                                        31             5,452,007               2.80         8.910      647            84.80
2010-05                                         2               162,350               0.08        11.281      604            91.26
2011-12                                         1               144,721               0.07         7.000      649            46.53
2012-01                                         4               896,089               0.46         7.760      653            82.61
2012-02                                        11             2,229,051               1.15         7.663      652            86.57
2012-03                                         7             1,551,552               0.80         7.782      669            78.30
2012-04                                         6             1,002,094               0.52         8.946      639            92.75
2012-05                                         1               127,200               0.07        11.000      541            80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,137           194,568,274             100.00         8.416      635            84.88
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 49

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 1 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Gross Margin*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                        % of Aggregate                      W.A.          W.A.
Gross                     Number of            Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Margin  (%)         Initial Mortgage Loans    Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1.000 - 1.499                             1                  105,981                0.05          8.875      614             92.17
2.000 - 2.499                             3                  590,359                0.30          8.450      658             84.73
2.500 - 2.999                             1                  365,750                0.19          7.990      608             93.78
3.000 - 3.499                             2                  303,205                0.16          6.323      728             75.88
3.500 - 3.999                             3                  553,800                0.28          7.945      626             80.96
4.000 - 4.499                             7                1,403,677                0.72          6.984      672             74.84
4.500 - 4.999                            11                2,031,028                1.04          7.604      629             84.50
5.000 - 5.499                           497               84,653,854               43.51          8.059      637             76.72
5.500 - 5.999                           212               38,268,741               19.67          8.538      625             86.64
6.000 - 6.499                            38                7,612,261                3.91          8.437      623             86.88
6.500 - 6.999                           317               52,075,298               26.76          8.863      640             96.19
7.000 - 7.499                            31                3,601,916                1.85          9.543      624             89.22
7.500 - 7.999                            11                2,347,172                1.21          9.528      610             92.90
8.000 - 8.499                             3                  655,232                0.34          8.611      617             85.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                1,137              194,568,274              100.00          8.416      635             84.88
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 50

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 1 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Maximum Mortgage Rate*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                          % of Aggregate                     W.A.         W.A.
Maximum                       Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)       Initial Mortgage Loans  Principal Balance ($)   Principal Balance    Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                              1                 148,550                0.08         5.375      681            79.98
11.500 - 11.999                              5               1,312,026                0.67         5.749      718            65.64
12.000 - 12.499                             20               4,200,910                2.16         6.282      677            80.07
12.500 - 12.999                             74              15,640,996                8.04         6.741      672            82.38
13.000 - 13.499                            105              21,251,455               10.92         7.236      660            82.62
13.500 - 13.999                            199              39,424,730               20.26         7.727      651            82.40
14.000 - 14.499                            129              22,071,253               11.34         8.192      629            85.20
14.500 - 14.999                            184              31,322,873               16.10         8.699      627            84.88
15.000 - 15.499                            123              19,322,433                9.93         9.177      615            86.99
15.500 - 15.999                            127              18,975,032                9.75         9.738      602            87.44
16.000 - 16.499                             57               7,545,022                3.88        10.197      611            90.73
16.500 - 16.999                             66               7,280,231                3.74        10.612      602            93.29
17.000 - 17.499                             21               2,755,300                1.42        11.080      600            90.00
17.500 - 17.999                             18               2,491,236                1.28        11.624      576            88.09
18.000 - 18.499                              7                 683,027                0.35        12.008      609            96.08
18.500 - 18.999                              1                 143,200                0.07        11.500      641            80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,137             194,568,274              100.00         8.416      635            84.88
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 51

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 1 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Minimum Mortgage Rate*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                          % of Aggregate                     W.A.         W.A.
Minimum                      Number of           Aggregate Remaining        Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)      Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                               3                  474,101                0.24         6.904      669            75.13
5.500 - 5.999                               6                1,545,460                0.79         6.087      709            68.57
6.000 - 6.499                              20                4,200,910                2.16         6.282      677            80.07
6.500 - 6.999                              77               16,385,295                8.42         6.800      670            82.66
7.000 - 7.499                             107               21,632,857               11.12         7.239      660            82.57
7.500 - 7.999                             199               38,732,919               19.91         7.738      651            82.41
8.000 - 8.499                             127               22,081,244               11.35         8.197      627            85.32
8.500 - 8.999                             183               31,129,285               16.00         8.713      627            84.76
9.000 - 9.499                             121               18,920,624                9.72         9.212      614            87.42
9.500 - 9.999                             129               19,410,636                9.98         9.741      603            87.26
10.000 - 10.499                            56                7,672,132                3.94        10.208      612            90.77
10.500 - 10.999                            64                6,746,031                3.47        10.677      598            93.48
11.000 - 11.499                            20                2,419,182                1.24        11.205      599            91.09
11.500 - 11.999                            19                2,634,436                1.35        11.618      580            87.65
12.000 - 12.499                             6                  583,160                0.30        12.116      593            95.40
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,137              194,568,274              100.00         8.416      635            84.88
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                         % of Aggregate                       W.A.        W.A.
Initial                      Number of          Aggregate Remaining         Remaining           W.A.        Non-Zero    Original
Periodic Cap (%)      Initial Mortgage Loans   Principal Balance ($)    Principal Balance    Coupon (%)       FICO      CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
1.000                                       2                 268,173                 0.14          8.167     628            93.17
1.500                                       2                 388,194                 0.20          8.377     624            86.56
2.000                                      11               1,906,984                 0.98          8.742     614            85.66
3.000                                   1,122             192,004,923                98.68          8.413     635            84.86
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,137             194,568,274               100.00          8.416     635            84.88
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 52

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 1 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Subsequent Periodic Rate Cap*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                        % of Aggregate                       W.A.         W.A.
Subsequent                   Number of          Aggregate Remaining        Remaining            W.A.       Non-Zero     Original
Periodic Cap (%)      Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                   1,131            193,098,701                99.24           8.416     635            84.86
1.500                                       5              1,314,121                 0.68           8.244     617            85.97
3.000                                       1                155,452                 0.08          10.125     631           100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,137            194,568,274               100.00           8.416     635            84.88
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Lifetime Periodic Cap*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                        % of Aggregate                       W.A.         W.A.
Lifetime                     Number of          Aggregate Remaining        Remaining            W.A.       Non-Zero     Original
Periodic Cap (%)      Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                           1,117            190,956,909                98.14           8.413     634            84.92
6.500 - 6.999                               8              1,249,858                 0.64           8.146     644            81.09
7.000 - 7.499                              12              2,361,507                 1.21           8.856     635            83.62
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,137            194,568,274               100.00           8.416     635            84.88
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Original Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                         % of Aggregate                       W.A.        W.A.
Prepayment Penalty           Number of          Aggregate Remaining         Remaining           W.A.        Non-Zero    Original
Term (mos.)            Initial Mortgage Loans  Principal Balance ($)    Principal Balance    Coupon (%)       FICO      CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
0                                         403              48,062,219                18.33          9.171     630            86.07
4                                           1                 155,025                 0.06          9.250     619            90.00
6                                           1                 320,000                 0.12          9.990     602            91.43
12                                         62              12,526,349                 4.78          8.661     641            83.59
13                                          1                 408,000                 0.16          6.638     683            73.91
20                                          1                 156,721                 0.06          9.500     621            95.00
24                                        828             113,596,150                43.32          8.548     632            85.64
36                                        524              87,025,426                33.18          7.799     661            81.46
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,821             262,249,890               100.00          8.419     642            84.23
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 53

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY - GROUP II POOL*
----------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                 1,256    Index Type:
Aggregate Principal Balance                       $323,598,579          1 Year LIBOR:                                       0.14%
Conforming Principal Balance Loans                $143,573,245          6 Month LIBOR:                                     64.32%
Average Principal Balance:                            $257,642          Fixed Rate:                                        35.55%
     Range:                                $9,990 - $1,294,553    W.A. Initial Periodic Cap**:                             3.010%
W.A. Coupon:                                            7.791%    W.A. Subsequent Periodic Cap**:                          1.003%
     Range:                                   5.125% - 18.000%    W.A. Lifetime Rate Cap**:                                6.028%
W.A. Gross Margin**:                                    5.689%    Property Type:
     Range:                                    2.250% - 9.300%          Single Family:                                     65.91%
W.A. Remaining Term (months):                              345          PUD:                                               24.81%
     Range (months):                                 115 - 360          Condo:                                              5.50%
W.A. Seasoning (months):                                     3          2-4 Family:                                         3.77%
Latest Maturity Date:                              May 1, 2037    Occupancy Status:
State Concentration (Top 5):                                           Primary:                                            98.66%
      California:                                       55.22%         Investment:                                          1.34%
      Florida:                                          12.24%         Second Home:                                         0.00%
      Texas:                                             3.57%    Documentation Status:
      Arizona:                                           3.49%         Full:                                               65.41%
      Ohio:                                              3.21%         Stated:                                             25.15%
W.A. Original Combined LTV:                             80.53%         Limited:                                             7.54%
     Range:                                   18.49% - 100.00%         None:                                                1.90%
First Liens:                                            92.93%    Non-Zero W.A. Prepayment Penalty - Term (months):            29
Second Liens:                                            7.07%    Loans with Prepay Penalties:                             84.57%
Non-Balloon Loans:                                      77.76%    Interest Only Loans:                                     37.35%
Non-Zero W.A. FICO Score:                                  673    Non-Zero W.A. Interest Only Term (months):                   60
----------------------------------------------------------------------------------------------------------------------------------

         *  Subject to a permitted variance of +/- 5%
         ** ARM loans only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 54

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Collateral Type
-----------------------------------------------------------------------------------------------------------------------------------
                                    Number of            Aggregate          % of Aggregate                     W.A.        W.A.
                                Initial Mortgage         Remaining            Remaining           W.A.       Non-Zero    Original
Collateral Type                       Loans        Principal Balance ($)  Principal Balance    Coupon (%)      FICO      CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                 7              2,202,291                0.68         5.747     706           66.57
Fixed - 20 Year                                 2                164,776                0.05        12.775     644          100.00
Fixed - 30 Year                               183             80,496,665               24.88         6.046     732           67.12
Balloon - 10/30                                 4                204,750                0.06        11.377     644          100.00
Balloon - 15/30                               251             14,812,863                4.58        11.898     618           99.45
Balloon - 20/30                                81              6,719,050                2.08        11.560     623           99.94
Balloon - 30/40                                28             10,424,271                3.22         6.774     685           81.05
ARM - 1 Year/6 Month                            5                974,629                0.30         8.105     622           84.34
ARM - 1 Year/6 Month 30/40 Balloon              1                354,846                0.11        10.125     652          100.00
ARM - 2 Year/6 Month                          183             38,098,663               11.77         8.770     645           85.64
ARM - 2 Year/6 Month IO                       242             93,467,528               28.88         7.985     664           82.46
ARM - 2 Year/6 Month 30/40 Balloon             68             17,762,668                5.49         8.517     638           87.36
ARM - 2 Year/6 Month 30/50 Balloon             40             15,125,258                4.67         7.747     658           82.57
ARM - 3 Year/6 Month                           43              7,429,376                2.30         8.512     627           84.57
ARM - 3 Year/6 Month IO                        84             23,559,980                7.28         7.662     648           83.74
ARM - 3 Year/6 Month 30/40 Balloon              9              1,553,154                0.48         7.958     606           82.00
ARM - 3 Year/6 Month 30/50 Balloon              8              3,203,500                0.99         7.518     628           91.76
ARM - 5 Year/6 Month                            3              1,401,405                0.43         6.480     690           84.31
ARM - 5 Year/6 Month IO                         9              3,381,027                1.04         8.176     679           78.70
ARM - 5 Year/6 Month 30/40 Balloon              1                243,855                0.08         7.875     649           80.00
ARM - 5 Year/6 Month 30/50 Balloon              3              1,578,094                0.49         6.665     690           84.92
ARM - 5 Year/1 Year IO                          1                439,930                0.14         7.125     699           80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,256            323,598,579              100.00         7.791     673           80.53
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                             IO Terms
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                       W.A.        W.A.
IO Terms (mos.)              Number of          Aggregate Remaining         Remaining           W.A.        Non-Zero    Original
                       Initial Mortgage Loans  Principal Balance ($)    Principal Balance    Coupon (%)       FICO      CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
0                                         920             202,750,115                62.65          7.712     680            79.30
60                                        335             120,694,132                37.30          7.925     661            82.60
120                                         1                 154,332                 0.05          7.250     687            80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,256             323,598,579               100.00          7.791     673            80.53
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 55

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Principal Balance at Origination
-----------------------------------------------------------------------------------------------------------------------------------
                                 Number of           Aggregate          % of Aggregate                        W.A.        W.A.
Principal Balance at           Initial Mortgage      Remaining             Remaining           W.A.         Non-Zero    Original
Origination ($)                    Loans       Principal Balance ($)   Principal Balance    Coupon (%)        FICO      CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
0.01 - 50,000.00                          173              6,181,790                1.91           12.635     606            97.66
50,000.01 - 100,000.00                    224             15,748,561                4.87           10.800     622            92.99
100,000.01 - 150,000.00                   144             17,895,205                5.53            9.261     631            86.73
150,000.01 - 200,000.00                   135             23,727,555                7.33            8.168     639            83.89
200,000.01 - 250,000.00                   106             23,730,084                7.33            8.082     647            83.84
250,000.01 - 300,000.00                    78             21,338,624                6.59            8.414     650            85.09
300,000.01 - 350,000.00                    53             16,920,046                5.23            8.045     667            85.51
350,000.01 - 400,000.00                    44             16,473,335                5.09            8.641     650            86.88
400,000.01 - 450,000.00                    49             21,206,573                6.55            7.573     665            80.38
450,000.01 - 500,000.00                    63             30,161,506                9.32            7.410     672            80.67
500,000.01 - 550,000.00                    48             25,213,717                7.79            7.195     690            78.88
550,000.01 - 600,000.00                    32             18,388,423                5.68            7.101     682            80.96
600,000.01 - 650,000.00                    18             11,346,867                3.51            7.065     684            78.20
650,000.01 - 700,000.00                    22             14,896,924                4.60            6.086     718            72.29
700,000.01 - 750,000.00                    16             11,617,281                3.59            6.485     708            69.72
750,000.01 - 800,000.00                    12              9,395,555                2.90            6.793     700            66.43
800,000.01 - 850,000.00                     4              3,300,114                1.02            5.905     733            63.84
850,000.01 - 900,000.00                     7              6,184,134                1.91            6.262     754            69.97
900,000.01 - 950,000.00                     5              4,649,007                1.44            6.555     716            70.79
950,000.01 - 1,000,000.00                   7              6,918,816                2.14            6.158     720            68.59
1,000,000.01 or greater                    16             18,304,463                5.66            6.898     738            71.31
-----------------------------------------------------------------------------------------------------------------------------------~
Total:                                  1,256            323,598,579              100.00            7.791     673            80.53
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 56

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Remaining Principal Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                 Number of           Aggregate          % of Aggregate                       W.A.          W.A.
Remaining Principal               Initial            Remaining            Remaining           W.A.         Non-Zero      Original
Balance ($)                    Mortgage Loans    Principal Balance($)  Principal Balance    Coupon (%)        FICO        CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
0.01 - 50,000.00                           173             6,181,790                1.91         12.635       606            97.66
50,000.01 - 100,000.00                     224            15,748,561                4.87         10.800       622            92.99
100,000.01 - 150,000.00                    144            17,895,205                5.53          9.261       631            86.73
150,000.01 - 200,000.00                    135            23,727,555                7.33          8.168       639            83.89
200,000.01 - 250,000.00                    106            23,730,084                7.33          8.082       647            83.84
250,000.01 - 300,000.00                     78            21,338,624                6.59          8.414       650            85.09
300,000.01 - 350,000.00                     54            17,268,326                5.34          8.077       667            85.80
350,000.01 - 400,000.00                     43            16,125,055                4.98          8.620       650            86.59
400,000.01 - 450,000.00                     49            21,206,573                6.55          7.573       665            80.38
450,000.01 - 500,000.00                     64            30,658,974                9.47          7.379       673            80.36
500,000.01 - 550,000.00                     47            24,716,250                7.64          7.229       688            79.23
550,000.01 - 600,000.00                     32            18,388,423                5.68          7.101       682            80.96
600,000.01 - 650,000.00                     18            11,346,867                3.51          7.065       684            78.20
650,000.01 - 700,000.00                     22            14,896,924                4.60          6.086       718            72.29
700,000.01 - 750,000.00                     16            11,617,281                3.59          6.485       708            69.72
750,000.01 - 800,000.00                     12             9,395,555                2.90          6.793       700            66.43
800,000.01 - 850,000.00                      4             3,300,114                1.02          5.905       733            63.84
850,000.01 - 900,000.00                      7             6,184,134                1.91          6.262       754            69.97
900,000.01 - 950,000.00                      5             4,649,007                1.44          6.555       716            70.79
950,000.01 - 1,000,000.00                    7             6,918,816                2.14          6.158       720            68.59
1,000,000.01 or greater                     16            18,304,463                5.66          6.898       738            71.31
-----------------------------------------------------------------------------------------------------------------------------------~
Total:                                   1,256           323,598,579              100.00          7.791       673            80.53
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Remaining Term
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                       % of Aggregate                     W.A.           W.A.
                             Number of          Aggregate Remaining       Remaining          W.A.       Non-Zero       Original
Months Remaining      Initial Mortgage Loans   Principal Balance ($)  Principal Balance   Coupon (%)      FICO         CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                                    4                204,750               0.06        11.377      644              100.00
121 - 180                                 258             17,015,154               5.26        11.102      629               95.19
181 - 240                                  83              6,883,826               2.13        11.589      624               99.94
301 - 360                                 911            299,494,849              92.55         7.513      676               79.24
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,256            323,598,579             100.00         7.791      673               80.53
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 57

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Mortgage Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                     W.A.        W.A.
                               Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero    Original
Mortgage Rate (%)       Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)      FICO      CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                31              19,585,674                6.05         5.334     748            60.75
5.500 - 5.999                                79              49,791,550               15.39         5.628     744            64.98
6.000 - 6.499                                45              18,567,107                5.74         6.218     694            79.86
6.500 - 6.999                                71              22,218,733                6.87         6.763     675            79.95
7.000 - 7.499                                99              33,868,773               10.47         7.225     669            82.60
7.500 - 7.999                               142              48,359,968               14.94         7.751     669            81.25
8.000 - 8.499                               106              31,445,620                9.72         8.193     644            82.21
8.500 - 8.999                               122              33,186,688               10.26         8.731     641            85.22
9.000 - 9.499                                59              13,190,382                4.08         9.173     632            87.97
9.500 - 9.999                                76              15,586,908                4.82         9.706     636            90.53
10.000 - 10.499                              49               9,012,698                2.79        10.197     636            94.99
10.500 - 10.999                              66               7,455,462                2.30        10.730     621            95.34
11.000 - 11.499                              87               7,971,329                2.46        11.211     613            97.51
11.500 - 11.999                              84               5,730,825                1.77        11.720     610            98.80
12.000 - 12.499                              39               2,863,838                0.88        12.181     616            98.25
12.500 - 12.999                              14               1,028,414                0.32        12.623     606            99.53
13.000 - 13.499                               4                 218,493                0.07        13.232     605            99.99
13.500 - 13.999                               9                 682,746                0.21        13.608     608            94.73
14.000 - 14.499                               9                 332,338                0.10        14.273     585            99.99
14.500 - 14.999                              24               1,100,002                0.34        14.670     602           100.00
15.000 - 15.499                              13                 470,593                0.15        15.168     601           100.00
15.500 - 15.999                              11                 408,534                0.13        15.640     586           100.00
16.000 - 16.499                              10                 309,472                0.10        16.228     596            99.52
16.500 - 16.999                               4                 146,129                0.05        16.768     602           100.00
17.500 - 17.999                               2                  37,904                0.01        17.500     590           100.00
18.000 - 18.499                               1                  28,398                0.01        18.000     612           100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,256             323,598,579              100.00         7.791     673            80.53
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 58

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              Original Combined Loan-to-Value Ratio
-----------------------------------------------------------------------------------------------------------------------------------~
Original Combined                 Number of            Aggregate          % of Aggregate                      W.A.         W.A.
Loan-to-Value                 Initial Mortgage         Remaining             Remaining           W.A.       Non-Zero     Original
Ratio (%)                           Loans        Principal Balance ($)   Principal Balance    Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
Less than or equal to 50.00                  36             14,544,928                 4.49         5.748      734           42.27
50.01 - 55.00                                 7              5,451,084                 1.68         5.586      744           53.62
55.01 - 60.00                                17              8,939,910                 2.76         6.041      708           57.87
60.01 - 65.00                                24             11,500,379                 3.55         5.725      728           63.31
65.01 - 70.00                                31             13,953,108                 4.31         6.312      725           68.26
70.01 - 75.00                                43             21,019,906                 6.50         6.318      720           74.31
75.01 - 80.00                               444            144,000,258                44.50         7.613      670           79.82
80.01 - 85.00                                35              9,650,962                 2.98         7.344      664           83.79
85.01 - 90.00                                72             20,904,674                 6.46         8.472      636           89.37
90.01 - 95.00                               102             27,061,879                 8.36         8.720      640           94.80
95.01 - 100.00                              445             46,571,491                14.39        10.439      635           99.99
-----------------------------------------------------------------------------------------------------------------------------------~
Total:                                    1,256            323,598,579               100.00         7.791      673           80.53
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 59

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    FICO Score at Origination
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                        % of Aggregate                       W.A.         W.A.
FICO Score                 Number of           Aggregate Remaining         Remaining           W.A.        Non-Zero     Original
At Origination       Initial Mortgage Loans   Principal Balance ($)    Principal Balance    Coupon (%)       FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1 - 499                                   16               1,428,337                 0.44          9.702     482             94.89
500 - 524                                 12               1,003,955                 0.31         10.989     515             97.21
525 - 549                                 21               2,332,807                 0.72         10.336     542             88.46
550 - 574                                 52               7,942,472                 2.45          9.251     562             80.30
575 - 599                                137              19,408,874                 6.00          9.724     589             88.48
600 - 624                                219              34,761,762                10.74          9.246     614             88.36
625 - 649                                257              59,852,696                18.50          8.510     638             85.36
650 - 674                                215              54,822,986                16.94          8.051     661             83.65
675 - 699                                124              37,854,533                11.70          7.197     687             80.23
700 - 724                                 86              36,805,962                11.37          6.851     712             77.20
725 - 749                                 41              18,809,514                 5.81          6.349     735             71.94
750 - 774                                 44              30,259,138                 9.35          6.164     763             68.18
775 - 799                                 28              15,541,159                 4.80          5.871     786             63.83
800 - 824                                  4               2,774,384                 0.86          5.801     806             76.49
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,256             323,598,579               100.00          7.791     673             80.53
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 60

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Geographic Distribution*
-----------------------------------------------------------------------------------------------------------------------------------~
                            Number of             Aggregate           % of Aggregate                       W.A.           W.A.
                         Initial Mortgage         Remaining              Remaining           W.A.        Non-Zero       Original
Location                      Loans         Principal Balance ($)    Principal Balance    Coupon (%)       FICO         CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
California                            403              178,694,660                55.22         7.090       695              76.17
Florida                               215               39,596,881                12.24         8.625       651              85.17
Texas                                  64               11,552,745                 3.57         8.661       657              87.30
Arizona                                76               11,288,602                 3.49         8.472       640              86.14
Ohio                                   88               10,376,070                 3.21         8.930       621              87.81
Michigan                               60                8,816,331                 2.72         9.165       638              87.85
Washington                             28                7,646,173                 2.36         7.767       668              80.76
Illinois                               40                6,731,269                 2.08         9.024       647              88.07
Nevada                                 23                4,845,784                 1.50         7.716       682              83.42
Virginia                               21                4,320,492                 1.34         8.820       610              90.45
Colorado                               17                4,222,211                 1.30         8.274       644              83.31
Georgia                                20                3,806,399                 1.18         8.876       651              87.95
Maryland                               13                3,035,318                 0.94         8.818       641              83.49
Oregon                                 13                2,692,340                 0.83         8.754       630              86.30
Connecticut                             5                2,179,137                 0.67         6.267       696              78.34
Minnesota                               7                2,007,171                 0.62         8.700       615              77.68
Tennessee                              13                1,817,716                 0.56         7.494       693              87.60
Louisiana                              12                1,782,356                 0.55         8.777       641              87.45
New Jersey                              6                1,581,454                 0.49        10.017       641              90.86
Pennsylvania                           19                1,549,970                 0.48         9.764       611              94.43
New York                                8                1,402,834                 0.43         8.493       661              85.77
New Mexico                              8                1,387,192                 0.43         9.061       645              91.45
Massachusetts                           6                1,368,764                 0.42         9.529       631              84.86
Kentucky                                9                1,343,816                 0.42         8.812       610              85.45
Wisconsin                               6                1,325,117                 0.41         7.988       641              70.18
Missouri                                9                1,288,962                 0.40         9.182       650              86.60
South Carolina                          7                1,080,663                 0.33         8.673       625              84.90
Indiana                                 9                  984,881                 0.30         8.643       658              90.58
Alabama                                 9                  899,432                 0.28        10.492       617              89.99
North Carolina                          8                  691,614                 0.21         9.907       615              91.90
Arkansas                                6                  630,324                 0.19         8.937       637              90.45
Mississippi                             6                  629,397                 0.19        10.041       621              94.53
Delaware                                4                  561,825                 0.17         8.460       643              77.91
Utah                                    2                  405,577                 0.13         7.526       631              78.26
-----------------------------------------------------------------------------------------------------------------------------------
* Geographic distribution continued on the next page

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 61

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               Geographic Distribution (Continued)
-----------------------------------------------------------------------------------------------------------------------------------~
                            Number of             Aggregate           % of Aggregate                       W.A.           W.A.
                         Initial Mortgage         Remaining              Remaining           W.A.        Non-Zero       Original
Location                      Loans         Principal Balance ($)    Principal Balance    Coupon (%)       FICO         CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
Oklahoma                                3                  314,708                 0.10        10.293       560              95.75
Iowa                                    3                  153,508                 0.05        11.394       616             100.00
Maine                                   1                  135,199                 0.04         9.500       600             100.00
Idaho                                   3                  110,922                 0.03        15.460       603             100.00
Hawaii                                  1                   94,443                 0.03        10.375       712             100.00
Wyoming                                 2                   92,221                 0.03        11.930       524              63.68
District of Columbia                    1                   89,845                 0.03        11.250       706             100.00
Montana                                 1                   41,313                 0.01         9.250       624              90.00
Nebraska                                1                   22,943                 0.01        10.875       700             100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              1,256              323,598,579               100.00         7.791       673              80.53
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 62

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Occupancy Status
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                         % of Aggregate                      W.A.         W.A.
                             Number of          Aggregate Remaining         Remaining           W.A.       Non-Zero     Original
Occupancy Status      Initial Mortgage Loans   Principal Balance ($)    Principal Balance    Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                 1,224             319,269,327                98.66         7.779      673            80.57
Investment                                 32               4,329,252                 1.34         8.706      654            77.50
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,256             323,598,579               100.00         7.791      673            80.53
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Documentation Type
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                         % of Aggregate                     W.A.         W.A.
                               Number of          Aggregate Remaining       Remaining          W.A.       Non-Zero     Original
Program                  Initial Mortgage Loans  Principal Balance ($)  Principal Balance   Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
Full Documentation                          805            211,676,709              65.41         7.418     674              79.15
Stated Documentation                        362             81,378,626              25.15         8.540     663              83.55
Limited Documentation                        50             24,391,047               7.54         8.348     693              82.54
No Documentation                             39              6,152,196               1.90         8.505     676              80.30
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,256            323,598,579             100.00         7.791     673              80.53
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Loan Purpose
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                          % of Aggregate                     W.A.         W.A.
                               Number of          Aggregate Remaining       Remaining           W.A.       Non-Zero     Original
Purpose                  Initial Mortgage Loans  Principal Balance ($)  Principal Balance    Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
Purchase                                    961            194,622,814               60.14          8.607     657            85.44
Refinance - Cashout                         231            101,133,691               31.25          6.649     691            73.87
Refinance - Rate Term                        64             27,842,074                8.60          6.233     714            70.40
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,256            323,598,579              100.00          7.791     673            80.53
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Property Type
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                          % of Aggregate                      W.A.        W.A.
                                Number of         Aggregate Remaining        Remaining           W.A.       Non-Zero    Original
                          Initial Mortgage Loans   Principal Balance     Principal Balance    Coupon (%)      FICO      CLTV (%)
Property Type                                             ($)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                                759           213,282,717                65.91         7.659     677            79.60
PUD                                          373            80,294,950                24.81         8.065     664            82.15
Condo                                         82            17,805,167                 5.50         8.322     656            85.16
2 - 4 Family                                  42            12,215,745                 3.77         7.527     680            79.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     1,256           323,598,579               100.00         7.791     673            80.53
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 63

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Next Rate Adjustment Date*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                          % of Aggregate                      W.A.         W.A.
Year & Month of Next             Number of         Aggregate Remaining       Remaining          W.A.        Non-Zero     Original
Rate Adjustment           Initial Mortgage Loans   Principal Balance($)  Principal Balance   Coupon (%)       FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
2007-12                                         1               283,590               0.14         6.875      562            80.00
2008-02                                         1               223,692               0.11         9.875      560            80.00
2008-03                                         2               211,523               0.10         8.158      677           100.00
2008-04                                         2               610,670               0.29         9.182      671            91.62
2008-11                                         3             1,293,121               0.62         8.161      627            67.94
2008-12                                        19             6,085,133               2.92         8.060      625            88.56
2009-01                                        42            13,395,435               6.42         8.207      644            83.75
2009-02                                       150            48,709,994              23.35         7.938      661            82.46
2009-03                                       193            57,052,816              27.35         8.032      660            83.73
2009-04                                       109            32,965,111              15.81         8.835      654            84.78
2009-05                                        17             4,952,508               2.37         8.722      658            87.63
2009-12                                         6             2,205,777               1.06         8.342      593            91.48
2010-01                                         9             2,624,088               1.26         8.045      629            83.58
2010-02                                        47            10,738,707               5.15         7.554      639            81.60
2010-03                                        52            12,270,879               5.88         7.691      653            86.46
2010-04                                        29             7,640,809               3.66         8.116      642            83.99
2010-05                                         1               265,750               0.13        12.000      549            84.37
2011-09                                         1               439,930               0.21         7.125      699            80.00
2012-01                                         2               885,254               0.42         6.922      698            83.31
2012-02                                         8             3,508,929               1.68         7.017      670            82.00
2012-03                                         6             2,210,198               1.06         8.331      698            79.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                        700           208,573,913             100.00         8.116      654            83.83
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 64

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Gross Margin*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                        % of Aggregate                      W.A.          W.A.
Gross                     Number of            Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Margin  (%)         Initial Mortgage Loans    Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                             1                  439,930                0.21          7.125      699             80.00
2.500 - 2.999                             2                  494,332                0.24          7.852      666             80.00
3.500 - 3.999                             2                1,123,085                0.54          6.065      683             74.72
4.000 - 4.499                             3                1,082,057                0.52          6.574      645             79.03
4.500 - 4.999                             6                2,100,504                1.01          7.609      666             79.38
5.000 - 5.499                           402              126,567,953               60.68          7.788      662             79.04
5.500 - 5.999                            90               25,511,229               12.23          8.588      632             87.37
6.000 - 6.499                            12                3,057,407                1.47          8.236      637             87.53
6.500 - 6.999                           162               43,732,369               20.97          8.827      643             95.93
7.000 - 7.499                             9                2,003,163                0.96          8.486      648             85.43
7.500 - 7.999                             4                1,244,199                0.60          8.882      699             82.34
8.000 - 8.499                             4                  606,694                0.29         10.369      580             91.17
8.500 - 8.999                             2                  486,193                0.23          9.240      672             80.00
9.000 - 9.499                             1                  124,800                0.06          9.300      639             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  700              208,573,913              100.00          8.116      654             83.83
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 65

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Maximum Mortgage Rate*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                          % of Aggregate                     W.A.         W.A.
Maximum                       Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)       Initial Mortgage Loans  Principal Balance ($)   Principal Balance    Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999                              8               3,145,693                1.51         5.841      687            81.70
12.000 - 12.499                             25               8,729,911                4.19         6.311      679            79.81
12.500 - 12.999                             60              19,323,572                9.26         6.772      673            79.86
13.000 - 13.499                             86              30,598,738               14.67         7.241      671            82.50
13.500 - 13.999                            129              44,612,427               21.39         7.747      668            81.05
14.000 - 14.499                             98              30,563,838               14.65         8.171      644            82.15
14.500 - 14.999                            101              30,239,769               14.50         8.709      642            86.28
15.000 - 15.499                             47              10,425,067                5.00         9.135      630            87.56
15.500 - 15.999                             66              15,062,222                7.22         9.586      633            88.92
16.000 - 16.499                             27               6,602,254                3.17        10.067      629            93.10
16.500 - 16.999                             22               3,866,784                1.85        10.660      617            93.07
17.000 - 17.499                             18               3,580,063                1.72        10.921      619            92.27
17.500 - 17.999                             10               1,128,577                0.54        11.434      592            95.71
18.000 - 18.499                              1                 265,750                0.13        12.000      549            84.37
19.000 - 19.499                              1                  69,471                0.03        13.375      580           100.00
19.500 - 19.999                              1                 359,777                0.17        13.500      607            90.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     700             208,573,913              100.00         8.116      654            83.83
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 66

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Minimum Mortgage Rate*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                          % of Aggregate                     W.A.         W.A.
Minimum                      Number of           Aggregate Remaining        Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)      Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                               1                  439,930                0.21         7.125      699            80.00
2.500 - 2.999                               1                  154,332                0.07         7.250      687            80.00
5.000 - 5.499                               2                  844,316                0.40         8.679      657            80.00
5.500 - 5.999                              10                3,681,200                1.76         6.710      677            82.91
6.000 - 6.499                              24                8,575,579                4.11         6.294      679            79.81
6.500 - 6.999                              61               19,635,381                9.41         6.775      673            79.86
7.000 - 7.499                              85               30,083,420               14.42         7.245      671            82.55
7.500 - 7.999                             135               46,445,799               22.27         7.752      669            81.16
8.000 - 8.499                              96               29,642,187               14.21         8.189      642            82.22
8.500 - 8.999                             101               30,124,792               14.44         8.732      642            86.07
9.000 - 9.499                              47               10,806,246                5.18         9.168      633            87.51
9.500 - 9.999                              62               13,674,045                6.56         9.698      629            89.82
10.000 - 10.499                            26                6,658,581                3.19        10.198      626            93.44
10.500 - 10.999                            23                3,853,775                1.85        10.726      614            94.00
11.000 - 11.499                            16                2,717,408                1.30        11.148      610            93.55
11.500 - 11.999                             8                  901,701                0.43        11.621      594            95.88
12.000 - 12.499                             1                  265,750                0.13        12.000      549            84.37
13.000 - 13.499                             1                   69,471                0.03        13.375      580           100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    700              208,573,913              100.00         8.116      654            83.83
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                         % of Aggregate                       W.A.        W.A.
Initial                      Number of          Aggregate Remaining         Remaining           W.A.        Non-Zero     Original
Periodic Cap (%)      Initial Mortgage Loans   Principal Balance ($)    Principal Balance    Coupon (%)       FICO        CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
2.000                                       6               1,098,459                 0.53          7.910     624            83.85
3.000                                     690             206,394,073                98.95          8.125     654            83.85
5.000                                       1                 154,332                 0.07          7.250     687            80.00
6.000                                       3                 927,048                 0.44          6.684     680            80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    700             208,573,913               100.00          8.116     654            83.83
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 67

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Subsequent Periodic Rate Cap*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                        % of Aggregate                       W.A.         W.A.
Subsequent                   Number of          Aggregate Remaining        Remaining            W.A.       Non-Zero     Original
Periodic Cap (%)      Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)      FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                     698            207,979,651                99.72           8.119     654            83.84
2.000                                       2                594,262                 0.28           7.157     696            80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    700            208,573,913               100.00           8.116     654            83.83
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Lifetime Periodic Cap*
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                        % of Aggregate                       W.A.         W.A.
Lifetime                     Number of          Aggregate Remaining        Remaining            W.A.        Non-Zero    Original
Periodic Cap (%)      Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)       FICO      CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                               1                154,332                 0.07           7.250     687            80.00
6.000 - 6.499                             675            201,849,024                96.78           8.100     654            83.84
6.500 - 6.999                               4              1,246,457                 0.60           7.641     675            80.00
7.000 - 7.499                              20              5,324,100                 2.55           8.880     663            84.41
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    700            208,573,913               100.00           8.116     654            83.83
-----------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Original Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------------------------------~
                                                                         % of Aggregate                    W.A.           W.A.
Prepayment Penalty           Number of          Aggregate Remaining         Remaining           W.A.         Non-Zero   Original
Term (mos.)            Initial Mortgage Loans  Principal Balance ($)    Principal Balance    Coupon (%)        FICO     CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------~
0                                         266              49,937,006                15.43          8.994     652            86.60
6                                           3                 666,396                 0.21         11.240     621            92.95
12                                         58              22,019,685                 6.80          8.380     671            81.55
13                                          4               1,656,159                 0.51          7.345     661            82.53
24                                        532             111,359,641                34.41          8.455     651            85.71
36                                        338             127,751,873                39.48          6.621     705            73.09
48                                         55              10,207,819                 3.15          7.881     623            84.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,256             323,598,579               100.00          7.791     673            80.53
-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 68

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

                                               FOR ADDITIONAL INFORMATION PLEASE CALL:
                                               ---------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Deutsche Bank Securities
-----------------------------------------------------------------------------------------------------------------------------------

    Whole Loan Trading
    ------------------
    Michael Commaroto                                                   212-250-3114
    Paul Mangione                                                       212-250-5786

    ABS Banking
    -----------
    Sue Valenti                                                         212-250-3455
    Ernest Calabrese                                                    212-250-5859
    Patrick Lachanski                                                   212-250-2259

    ABS Structuring
    ---------------
    Bill Yeung                                                          212-250-6893
    Chris Sudol                                                         212-250-0507

    ABS Collateral
    --------------
    Reta Chandra                                                        212-250-2729
    Jhoana Pajarillo                                                    212-250-8387
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Standard & Poor's Rating Service
-----------------------------------------------------------------------------------------------------------------------------------

    Mark Goldenberg                                                     212-438-1641
    Mike Dougherty                                                      212-438-6891

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Moody's Investors Service, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

    Karen Ramallo                                                       212-553-0370
    Rachel Peng                                                         212-553-3831

-----------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this term sheet relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730. This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this term sheet is preliminary and is subject to completion or change. The information in this term sheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these securities. THIS TERM SHEET IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 69